UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05518

The RBB Fund, Inc.

(Exact name of registrant as specified in charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end: August 31

Date of reporting period: November 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedules of Investments are attached herewith.

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Portfolio of Investments

November 30, 2011

(Unaudited)

	MOODY’S / S&P (b)	PAR (000’S)	MARKET VALUE
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES— 73.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION—17.9%
5.000% 05/01/18	Aaa/AA+	$711	$759,244
5.000% 09/01/19	Aaa/AA+	1,019	1,096,634
5.000% 09/01/20	Aaa/AA+	949	1,020,073
4.500% 11/01/20	Aaa/AA+	653	696,217
4.500% 06/01/21	Aaa/AA+	927	987,267
4.500% 12/01/21	Aaa/AA+	887	945,360
4.500% 08/01/22	Aaa/AA+	1,671	1,779,497
4.500% 08/01/22	Aaa/AA+	1,347	1,435,653
5.000% 03/01/23	Aaa/AA+	332	360,228
5.000% 04/01/23	Aaa/AA+	714	774,947
5.000% 10/01/23	Aaa/AA+	2,751	2,985,999
5.000% 04/01/25	Aaa/AA+	2,408	2,607,468
5.000% 03/01/26	Aaa/AA+	640	690,067
2.514% 08/01/36 (a)	Aaa/AA+	1,660	1,758,208
2.450% 09/01/36 (a)	Aaa/AA+	776	822,034
2.987% 11/01/36 (a)	Aaa/AA+	1,244	1,308,772
5.751% 08/01/37 (a)	Aaa/AA+	1,760	1,876,080

			21,903,748

FEDERAL NATIONAL MORTGAGE ASSOCIATION—50.5%
5.000% 06/01/18	Aaa/AA+	1,055	1,138,724
5.000% 02/01/19	Aaa/AA+	1,114	1,202,314
5.000% 04/01/19	Aaa/AA+	727	785,312
5.000% 07/01/19	Aaa/AA+	1,014	1,102,980
4.500% 03/01/20	Aaa/AA+	1,762	1,884,156
5.000% 04/01/21	Aaa/AA+	805	867,911
5.000% 06/01/23	Aaa/AA+	387	422,212
4.500% 10/01/23	Aaa/AA+	8,423	9,073,085
5.000% 03/01/25	Aaa/AA+	1,074	1,168,212
5.000% 09/01/25	Aaa/AA+	2,338	2,535,555
5.000% 11/01/25	Aaa/AA+	736	798,611
3.500% 12/01/26 TBA	Aaa/AA+	5,250	5,454,258
5.000% 06/01/27	Aaa/AA+	413	446,639
1.965% 12/01/34 (a)	Aaa/AA+	2,926	3,055,838
2.380% 10/01/36 (a)	Aaa/AA+	356	375,757
2.534% 10/01/36 (a)	Aaa/AA+	662	703,171
5.102% 12/01/36 (a)	Aaa/AA+	380	396,934
5.500% 12/01/36	Aaa/AA+	198	216,603
5.565% 09/01/37 (a)	Aaa/AA+	1,068	1,139,221

	MOODY’S / S&P (b)	PAR (000’S)	MARKET VALUE
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES— (CONTINUED)

FEDERAL NATIONAL MORTGAGE ASSOCIATION—(CONTINUED)
4.500% 04/01/40	Aaa/AA+	$7,797	$8,253,032
4.000% 12/01/41 TBA	Aaa/AA+	20,000	20,840,624

			61,861,149

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—5.0%
4.000% 05/20/26	Aaa/AA+	5,701	6,090,989

TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (COST $87,669,328)			89,855,886

MORTGAGE DERIVATIVES—9.2%

FANNIE MAE (IO)—7.3%
4.500% 12/01/18	Aaa/AA+	2,936	191,420
4.500% 01/01/19	Aaa/AA+	2,885	187,288
4.500% 03/01/20	Aaa/AA+	1,149	83,627
4.500% 03/01/20	Aaa/AA+	1,194	87,728
5.500% 05/25/23	Aaa/AA+	813	102,584
5.500% 12/25/24	Aaa/AA+	2,732	222,014
5.500% 10/25/31	Aaa/AA+	8,326	772,167
6.893% 02/25/32 (a)	Aaa/AA+	2,097	168,092
7.593% 04/25/32 (a)	Aaa/AA+	1,658	320,273
6.793% 09/25/32 (a)	Aaa/AA+	2,252	208,812
5.000% 10/01/33	Aaa/AA+	5,052	715,174
5.000% 12/01/33	Aaa/AA+	1,638	229,091
5.000% 12/01/33	Aaa/AA+	988	138,918
5.000% 07/25/34	Aaa/AA+	1,522	230,546
6.443% 01/25/35 (a)	Aaa/AA+	10,655	1,685,800
5.500% 04/01/36	Aaa/AA+	3,264	487,429
5.500% 04/01/36	Aaa/AA+	4,957	702,632
7.043% 08/25/36 (a)	Aaa/AA+	3,005	520,704
6.353% 09/25/36 (a)	Aaa/AA+	19,039	1,281,754
5.000% 10/01/36	Aaa/AA+	3,794	581,361

			8,917,414

FREDDIE MAC (IO)—1.2%
6.237% 06/15/36 (a)	Aaa/AA+	1,842	298,329
6.332% 09/15/36 (a)	Aaa/AA+	3,492	558,989
6.402% 11/15/36 (a)	Aaa/AA+	3,448	576,048

			1,433,366

The accompanying notes are an integral part of the portfolio of investments.

1

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Portfolio of Investments (Continued)

November 30, 2011

(Unaudited)

	MOODY’S / S&P (b)		PAR (000’S)	MARKET VALUE
MORTGAGE DERIVATIVES—(CONTINUED)
FREDDIE MAC (PO)—0.0%
4.000% 09/15/35 (d)	Aaa/AA+		$30	$29,819

NON-AGENCY (IO)—0.7%
CWALT Series 2006-43CB (b)
6.000% 02/25/37	C	(e)	4,773	884,606

TOTAL MORTGAGE DERIVATIVES (COST $11,384,178)				11,265,205

COLLATERALIZED MORTGAGE OBLIGATIONS—32.7%
Banc of America Mortgage Securities, Inc.
Series 2005-H (a) (b)
2.764% 09/25/35	CC/CCC		2,000	1,482,456
Banc of America Mortgage Securities, Inc.
Series 2006-B (a) (b)
2.327% 10/20/46	C/CCC		2,205	955,362
Banc of America Mortgage Securities, Inc.
Series 2007-3 (b)
6.000% 09/25/37	C/CCC		2,781	2,381,116
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AR8 (a)
5.216% 07/25/37	Caa3/D		2,514	1,567,544
Countrywide Asset-Backed Certificates
Series 2004-AB2 (a)
0.857% 05/25/36	C/B-		500	83,601

	MOODY’S / S&P (b)	PAR (000’S)	MARKET VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS—(CONTINUED)
Countrywide Home
Loan Mortgage Pass-Through Trust
Series 2007-HY1 (a) (b)
5.326% 04/25/37	D/D	$151	$4,263
CWALT Series 2006-43CB (b)
6.000% 02/25/37	D/D	526	326,110
CWALT Series 2006-HY13 (a) (b)
5.403% 02/25/37	D/D	874	8,561
CWALT Series 2006-J2, A3
6.000% 04/25/36	Caa2/CC	3,655	2,711,376
CWALT Series 2007-2CB
5.750% 03/25/37	C/D	1,865	47,252
CWALT Series 2007-J2 (b)
6.000% 07/25/37	Caa3/C	1,208	923,415
Fannie Mae REMICS
Series 2005-25 (a)
0.607% 04/25/35	Aaa/AA+	1,460	1,463,459
First Horizon Asset Securities, Inc.
Series 2006-AR1 (a) (b)
2.682% 05/25/36	CCC/C	2,407	435,112
Freddie Mac REMICS Series 2590
5.000% 03/15/18	Aaa/AA+	5,000	5,427,191
Freddie Mac REMICS Series 2752 (a)
0.598% 12/15/30	Aaa/AA+	161	161,383
Freddie Mac REMICS Series 2992, Class JP
4.750% 06/15/35	Aaa/AA+	2,417	2,580,451
Freddie Mac REMICS
Series 2995 (a)
0.648% 06/15/35	Aaa/AA+	105	104,941

The accompanying notes are an integral part of the portfolio of investments.

2

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Portfolio of Investments (Continued)

November 30, 2011

(Unaudited)

	MOODY’S / S&P (b)	PAR (000’S)	MARKET VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS—(CONTINUED)
Ginnie Mae Series 2009-103
4.500% 02/20/36	Aaa/AA+	$3,967	$4,205,577
Ginnie Mae Series 2009-61
4.500% 03/20/34	Aaa/AA+	5,299	5,559,507
Ginnie Mae Series 2009-65
5.500% 07/20/39	Aaa/AA+	2,147	2,349,247
JPMorgan Mortgage
Trust Series 2005-A4 (a) (c)
5.094% 07/25/35	Ba1/BBB-	495	442,891
JPMorgan Mortgage
Trust Series 2005-A6 (a) (b) (c)
2.781% 08/25/35	B/B	465	380,300
Residential Asset Securitiation Trust
Series 2007-A5
6.000% 05/25/37	Caa2/CCC	1,034	777,008
Residential Funding
Mortgage Securities
I Series 2006-SA4 (a)
3.716% 11/25/36	Caa3/D	3,807	2,495,971
Washington Mutual, Inc.
Series 2007-HY3 (a) (b)
2.610% 03/25/37	D/D	1,256	37,695
Washington Mutual, Inc.
Series 2007-HY4 (a) (b)
5.079% 04/25/37	CCC/C	2,564	1,649,414

	MOODY’S / S&P (b)	PAR (000’S)	MARKET VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS—(CONTINUED)
Wells Fargo Mortgage Backed Securities Trust
Series 2007-10 (b)
6.250% 07/25/37	B2/CCC	$1,597	$1,489,529

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $53,678,347)			40,050,732

SHORT TERM OBLIGATIONS—0.2%

U.S. TREASURY BILL—0.2%
U.S. Treasury Bill (d) (f)
0.005% 03/15/12	Aaa/AA+	170	169,992

TOTAL SHORT TERM OBLIGATIONS (COST $169,998)			169,992

TOTAL INVESTMENTS—115.5% (COST $152,901,851)**			141,341,815

TBA SALE COMMITMENTS—(18.2)%
FANNIE MAE—(18.2)%
4.500% 12/01/26 TBA	Aaa/AA+	(15,000)	(15,949,218)
4.500% 12/01/41 TBA	Aaa/AA+	(6,000)	(6,344,063)

TOTAL TBA SALE COMMITMENTS (PROCEEDS $22,261,875)			(22,293,281)

OTHER ASSETS IN EXCESS OF LIABILITIES (g) —2.7%			3,315,885

NET ASSETS—100.0%			$122,364,419

CWALT	Countrywide Alternative Loan Trust
IO	Interest Only
PO	Principal Only
TBA	To Be Announced
(a)	Adjustable rate security. Interest rate varies due to interest rate fluctuations, or, in the case of certain asset-backed securities, interest payment shortfalls.
(b)	Where Moody’s rating is not available, Fitch rating is substituted, if available. (Unaudited)
(c)	Security was purchased prior to the Portfolio’s affiliation with JPMorgan Chase & Co.
(d)	Rate represents the yield at the time of purchase.
(e)	Not rated by Moody’s or S&P, Fitch rating is substituted.
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis are as follows:

Aggregate Cost	$152,901,851

Unrealized appreciation	4,617,971
Unrealized depreciation	(16,178,007)

Net unrealized depreciation	$(11,560,036)

The accompanying notes are an integral part of the portfolio of investments.

3

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Portfolio of Investments (Concluded)

November 30, 2011

(Unaudited)

(f)	All or a portion of the security held as collateral for the following Futures contracts open at November 30, 2011:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT 11/30/2011	UNREALIZED APPRECIATION/ (DEPRECIATION)*

Long Positions:
	U.S. Treasury
59	10 Year Note	03/2012	$7,580,421	$7,631,281	$(50,860)

Short Positions:
	U.S. Treasury
29	2 Year Note	03/2012	6,391,258	6,394,500	(3,242)
	U.S. Treasury
109	5 Year Note	03/2012	13,357,871	13,367,828	9,957

					$(44,145)

(g)	Assets in excess of other liabilities include interest rate swaps as follows:

COUNTERPARTY	TERMINATION DATE	NOTIONAL AMOUNT (000)	FIXED RATE	FLOATING RATE	VALUE AT 11/30/2011	UNREALIZED (DEPRECIATION) *
Deutsche Bank**	09/17/2013	$20,000	4.520%	3 MONTH LIBOR	$(1,558,696)	$(1,558,696)

  * Primary risk exposure is interest rate contracts.

** Portfolio pays the fixed rate and receives the floating rate.

The accompanying notes are an integral part of the portfolio of investments.

4

BEAR STEARNS CUFS® MLP

MORTGAGE PORTFOLIO

Notes to Portfolio of Investments

November 30, 2011

(Unaudited)

PORTFOLIO VALUATION — The Bear Stearns CUFS® MLP Mortgage Portfolio (The “Portfolio”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. These fixed income securities are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities, and the potential material variation may be greater for those securities valued using fundamental analysis. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if held, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Portfolio’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Portfolio’s investments carried at market value:

	Total Market Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES	$89,855,886	$—	$89,855,886	$—
MORTGAGE DERIVATIVES	11,265,205	—	11,265,205	—
COLLATERALIZED MORTGAGE OBLIGATIONS	40,050,732	—	40,050,732	—
SHORT TERM OBLIGATIONS	169,992	—	169,992	—
ASSET DERIVATIVES
INTEREST RATE CONTRACTS ***	9,957	9,957	—	—
TOTAL ASSETS	$141,351,772	$9,957	$141,341,815	$—

TBA SALE COMMITMENTS	$(22,293,281)	$—	(22,293,281)	$—
LIABILITY DERIVATIVES
INTEREST RATE CONTRACTS ***	(1,612,798)	(54,102)	(1,558,696)	—
TOTAL LIABILITIES	$(23,906,079)	$(54,102)	$(23,851,977)	$—

*** Interest rate contracts include open futures contracts and swap contracts.

5

BEAR STEARNS CUFS® MLP

MORTGAGE PORTFOLIO (Continued)

Notes to Portfolio of Investments

November 30, 2011

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Portfolio.

FINANCIAL FUTURES CONTRACTS — The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may enter into futures contracts to hedge against changes in interest rates and securities prices, or to otherwise manage its term structure, sector selections and duration. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contract is closed.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. For the period ended November 30, 2011, the Portfolio’s average volume of futures contracts is 59 for long position contracts and 138 for short position contracts.

SWAP AGREEMENTS — The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from independent market makers and the change, if any, is recorded as unrealized gain or loss in the statement of operations. Net payments of interest are recorded as realized gain or loss. For the period ended November 30, 2011, cash held as collateral for swap agreements was $1,751,142.

6

BEAR STEARNS CUFS® MLP

MORTGAGE PORTFOLIO (Concluded)

Notes to Portfolio of Investments

November 30, 2011

(Unaudited)

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap contracts, option contracts, and TBA securities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Portfolio. For open swap contracts, see the Portfolio of Investments, which is also indicative of activity for the period ended November 30, 2011.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

7

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments

November 30, 2011

(Unaudited)

	Par (000)	Value
CERTIFICATES OF DEPOSIT—23.4%
Yankee Dollar Certificates Of Deposit—23.4% (a)
Bank of Montreal, Chicago
0.230%, 03/01/12	$15,000	$15,000,000
Bank of Novia Scotia, Houston
0.295%, 12/07/11	15,000	15,000,000
0.290%, 01/20/12	2,000	2,000,000
0.300%, 01/31/12	10,000	10,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd., New York
0.325%, 12/08/11	5,000	5,000,000
0.410%, 02/10/12	15,000	15,000,000
Lloyds TSB Bank PLC, New York (b)
0.703%, 02/14/12	8,065	8,065,000
National Australia Bank Ltd, New York (b)
0.338%, 02/10/12	4,000	4,000,000
Norinchukin Bank, New York
0.180%, 12/05/11	5,000	5,000,000
0.180%, 12/06/11	15,000	15,000,000
Rabobank Nederland NV, New York
0.430%, 03/01/12	11,500	11,500,000
Royal Bank of Canada, New York (b)
0.323%, 02/29/12	7,500	7,500,000
0.471%, 05/16/12	5,000	5,000,000
Royal Bank of Scotland PLC, Connecticut
0.450%, 12/19/11	15,000	15,000,000
Sumitomo Mitsui Banking Corp., New York
0.285%, 12/16/11	15,000	15,000,000
Sumitomo Trust & Banking Co. Ltd, New York
0.400%, 02/09/12	5,000	5,000,000
Toronto Dominion Bank, New York (b)
0.328%, 01/12/12	4,000	4,000,000
Westpac Banking Corp., New York (b)
0.338%, 12/09/11	5,000	5,000,000

		162,065,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $162,065,000)		162,065,000

COMMERCIAL PAPER—43.7%
Asset Backed—24.8%
Amsterdam Funding Corp. (c)
0.320%, 12/01/11	10,000	10,000,000

	Par (000)	Value
COMMERCIAL PAPER—(Continued)
Asset Backed—(Continued)
0.320%, 12/05/11	$5,000	$4,999,822
Chariot Funding LLC (c)
0.180%, 12/13/11	10,250	10,249,385
0.140%, 01/12/12	8,000	7,998,693
Charta LLC (c)
0.330%, 01/23/12	15,000	14,992,713
Ciesco LLC (c)
0.325%, 01/17/12	10,000	9,995,757
CRC Funding LLC (c)
0.320%, 01/19/12	7,000	6,996,951
Gemini Securitization LLC (c)
0.300%, 12/05/11	10,000	9,999,667
GOVCO LLC (c)
0.310%, 01/27/12	5,000	4,997,546
Grampian Funding LLC (c)
0.310%, 12/01/11	5,300	5,300,000
0.270%, 12/16/11	5,000	4,999,437
Kells Funding LLC (b)
0.475%, 02/10/12	7,000	7,000,000
Liberty Street Funding LLC (c)
0.270%, 01/10/12	3,765	3,763,870
Manhattan Asset Funding Co. LLC (c)
0.210%, 12/19/11	8,000	7,999,160
Metlife Short Term Funding LLC (c)
0.180%, 12/05/11	15,000	14,999,700
0.300%, 12/12/11	10,000	9,999,083
Sydney Capital Corp. (c)
0.350%, 12/14/11	5,000	4,999,368
Thames Asset Global Securitization No.1, Inc. (c)
0.350%, 12/01/11	10,000	10,000,000
Thunder Bay Funding LLC (c)
0.230%, 02/01/12	7,000	6,997,227
Victory Receivables Corp. (c)
0.370%, 01/24/12	10,500	10,494,173
Windmill Funding Corp. (c)
0.340%, 12/15/11	5,000	4,999,339

		171,781,891

The accompanying notes are an integral part of the portfolio of investments.

1

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Continued)

November 30, 2011

(Unaudited)

	Par (000)	Value
COMMERCIAL PAPER—(Continued)
Banks—17.4%
Australia and New Zealand Banking Group Ltd (c)
0.280%, 01/05/12	$5,000	$4,998,639
0.325%, 02/07/12	15,000	14,990,792
BNP Paribas Finance, Inc. (c)
0.820%, 12/06/11	5,000	4,999,430
Credit Suisse, New York (c)
0.350%, 12/20/11	7,500	7,498,615
0.390%, 01/05/12	5,000	4,998,104
Deutsche Bank Financial LLC (c)
0.420%, 01/03/12	10,000	9,996,150
0.440%, 01/10/12	4,000	3,998,044
ING US Funding LLC (c)
0.230%, 12/19/11	10,000	9,998,850
JPMorgan Chase & Co. (b)
0.280%, 03/16/12	5,000	5,000,000
Lloyds TSB Bank PLC (c)
0.350%, 01/03/12	10,000	9,996,792
Nordea North America, Inc. (c)
0.365%, 01/19/12	3,000	2,998,510
0.370%, 01/23/12	4,000	3,997,821
State Street Corp. (c)
0.250%, 03/02/12	10,000	9,993,611
0.250%, 03/08/12	3,000	2,997,958
UBS Finance LLC, Delaware (c)
0.480%, 02/13/12	6,000	5,994,080
Westpac Banking Corp., New York
0.328%, 01/06/12 (b)	8,000	8,000,000
0.330%, 01/13/12(b)	5,000	5,000,000
Westpac Securities NZ Ltd.
0.320%, 02/22/12 (c)	5,000	4,996,311

		120,453,707

Miscellaneous—1.5%
NetJets, Inc. (c)
0.070%, 12/06/11	10,000	9,999,903

TOTAL COMMERCIAL PAPER (Cost $302,235,501)		302,235,501

	Par (000)	Value
MUNICIPAL BONDS—7.0%
California—1.7%
California Bay Area Toll Authority, Toll Bridge Revenue, RB (LOC: Bank of America) (b)(d)
0.080%, 12/07/11	$5,000	$5,000,000
California Housing Finance Agency Revenue, Series A, RB (LOC: Fannie Mae, Freddie Mac) (b)(d)
0.120%, 12/07/11	3,100	3,100,000
San Francisco, City & County Redevelopment Agency, Multifamily Revenue, Series A, RB (LOC: Fannie Mae) (b)(d)
0.110%, 12/07/11	4,000	4,000,000

		12,100,000

Colorado—0.9%
Colorado State, Housing Finance Authority, Class I, Series A-3, RB (LOC: Fannie Mae, Freddie Mac) (b)(d)
0.140%, 12/07/11	6,500	6,500,000

Connecticut—0.8%
Connecticut State, Health & Educational Facilities Authority Revenue, New Haven Hospital, Series K-2, RB (LOC: JPMorgan Chase Bank) (b)(d)
0.100%, 12/07/11	5,600	5,600,000

New York—3.0%
New York City, Housing Development Corp., Multifamily Rent Housing Revenue, Series A, RB (LOC: Fannie Mae) (b)(d)
0.110%, 12/07/11	6,000	6,000,000
New York City, Industrial Development Agency Civic Facility Revenue, New York Law School Project, Series A, RB (LOC: JPMorgan Chase Bank) (b)(d)
0.120%, 12/07/11	4,345	4,345,000
New York State, Housing Finance Agency Revenue, RB (LOC: Freddie Mac) (b)(d)
0.090%, 12/07/11	5,200	5,200,000

The accompanying notes are an integral part of the portfolio of investments.

2

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Continued)

November 30, 2011

(Unaudited)

	Par (000)	Value
MUNICIPAL BONDS—(Continued)
New York—(Continued)
Westchester County, Health Care Revenue,RB (LOC: TB Bank NA) (b)(d)
0.170%, 12/07/11	$5,000	$5,000,000

		20,545,000

Texas—0.6%
Texas State, Veterans Housing Assessment Project, Series A-2, GO (Liquidity Facility: JPMorgan Chase & Co.) (b)(d)
0.170%, 12/07/11	3,900	3,900,000

TOTAL MUNICIPAL BONDS (Cost $48,645,000)		48,645,000

VARIABLE RATE OBLIGATIONS—1.3%
Banks—1.3%
JPMorgan Chase Bank NA (b)
0.435%, 12/18/12	8,600	8,600,000

TOTAL VARIABLE RATE OBLIGATIONS (Cost $8,600,000)		8,600,000

AGENCY OBLIGATIONS—10.9%
Fannie Mae (b)
0.247%, 07/26/12	6,500	6,499,153
0.282%, 09/17/12	6,000	5,999,033
0.285%, 12/20/12	3,500	3,499,253
Federal Farm Credit Bank
0.170%, 08/24/12	5,000	4,993,696
Federal Home Loan Bank
0.095%, 04/11/12	5,000	4,998,258
Freddie Mac (b)
0.209%, 12/29/11	5,000	4,999,806
0.215%, 04/03/12	6,000	5,999,173
0.185%, 11/02/12	7,000	6,996,086
0.250%, 01/24/13	4,000	3,998,146
0.188%, 09/13/13	22,200	22,175,962
0.310%, 09/13/13	5,000	4,998,225

TOTAL AGENCY OBLIGATIONS (Cost $75,156,791)		75,156,791

U.S. TREASURY OBLIGATIONS—9.4%
U.S. Treasury Notes
0.875%, 01/31/12	17,500	17,520,146

	Par (000)	Value
U.S. TREASURY OBLIGATIONS—(Continued)
0.875%, 02/29/12	$13,500	$13,524,941
4.625%, 02/29/12	10,000	10,110,239
0.750%, 05/31/12	8,000	8,026,100
4.625%, 07/31/12	8,000	8,240,803
0.375%, 08/31/12	7,500	7,513,291

TOTAL U.S. TREASURY OBLIGATIONS (Cost $64,935,520)		64,935,520

REPURCHASE AGREEMENTS—4.3%
Deutsche Bank Securities Inc.

(Tri-Party Agreement dated 11/30/11 to be repurchased at $14,993,046, collateralized by $15,145,000 par value, Federal Home Loan Bank Structured Notes, 2.00%, due 12/09/14, Fair Value of the collateral is $15,294,481)

0.110%, 12/01/11	14,993	14,993,000
Morgan Stanley & Co. LLC

(Tri-Party Agreement dated 11/30/11 to be repurchased at $15,000,058, collateralized by $15,623,172 par value, Federal Home Loan Mortgage Corp. Mortgage Backed Securities, 4.50%, due 08/01/40 to 06/01/41, Fair Value of the collateral is $15,450,001)

0.140%, 12/01/11	15,000	15,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $29,993,000)		29,993,000

TOTAL INVESTMENTS AT VALUE—100.0% (Cost $691,630,812)*		691,630,812

OTHER ASSETS IN EXCESS OF LIABILITIES—0.0%		119,006

NET ASSETS (APPLICABLE TO 691,420,843 BEDFORD SHARES AND 316,456 SANSOM STREET SHARES )—100.0%		$691,749,818

*	Aggregate cost is the same for financial reporting and Federal tax purposes.
(a)	Issuer is a US branch of a foreign domiciled bank.
(b)	Variable Rate Security. Rate shown is as of report date.
(c)	Rate disclosed represents the discount rate at the time of purchase.
(d)	Rate shown is as of report date and the date shown is date on which principal and accrued interest may be recovered through demand.

The accompanying notes are an integral part of the portfolio of investments.

3

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Continued)

November 30, 2011

(Unaudited)

GO	General Obligation
LOC	Line of Credit
PLC	Public Liability Company
RB	Revenue Bond

The accompanying notes are an integral part of the portfolio of investments.

4

THE RBB FUND, INC.

Money Market Portfolio

Notes to Schedule of Investments

November 30, 2011

Unaudited)

SECURITY VALUATION — Securities held in the Money Market Portfolio (“Portfolio”) are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Portfolio’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	unadjusted quoted prices in active markets for identical securities;
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Portfolio’s investments carried at fair value:

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities*	$691,630,812	$—	$691,630,812	$—

* Please refer to the Schedule of Investments for industry and security type breakouts.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Portfolio.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

5

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2011 (UNAUDITED)

	Number Of Shares	Value
Common Stocks—99.5%
Basic Industry—6.2%
Aurizon Mines Ltd. *	191,227	$1,166,484
Coeur d’Alene Mines Corp. *	33,586	983,062
Huntsman Corp.	97,827	1,069,249
Mercer International, Inc. *	92,005	545,590
Methanex Corp.	41,902	1,024,504
Rockwood Holdings, Inc. *	26,325	1,173,042

		5,961,931

Consumer Cyclical—12.1%
Arctic Cat, Inc. *	45,074	896,070
Avis Budget Group, Inc. *	99,431	1,173,286
Brunswick Corp.	52,800	983,136
Group 1 Automotive, Inc.	20,819	1,022,421
Kona Grill, Inc. *	21,295	111,160
LoJack Corp. *	13,869	31,899
Movado Group, Inc.	53,870	847,375
Multimedia Games, Inc. *	116,876	864,882
Standard Motor Products, Inc.	49,236	961,579
Susser Holdings Corp. *	47,870	1,100,053
Town Sports International Holdings, Inc. *	82,253	597,979
True Religion Apparel, Inc. *	35,358	1,244,602
TRW Automotive Holdings Corp. *	23,661	772,768
Ulta Salon, Cosmetics & Fragrance, Inc. *	15,160	1,055,591

		11,662,801

Consumer Growth—25.3%
Amylin Pharmaceuticals, Inc. *	105,873	1,143,427
Auxilium Pharmaceuticals, Inc. *	59,590	1,038,654
Capella Education Co. *	27,011	918,374
Community Health Systems, Inc. *	56,305	1,118,780
Constellation Brands, Inc. , Class A *	38,692	753,333
Cosan Ltd., Class A	93,072	1,095,457
Dean Foods Co. *	121,967	1,239,185
Depomed, Inc. *	81,965	399,170
Dusa Pharmaceuticals, Inc. *	59,099	218,075
Elizabeth Arden, Inc. *	37,691	1,424,720
Health Net, Inc. *	27,828	866,564
Herbalife Ltd.	18,372	1,015,972
Hi-Tech Pharmacal Co., Inc. *	20,979	871,048
Hill-Rom Holdings, Inc.	28,470	899,652
ISTA Pharmaceuticals, Inc. *	75,535	283,256
Jazz Pharmaceuticals, Inc. *	33,510	1,327,666
Lincoln Educational Services Corp.	90,776	667,204
Molina Healthcare, Inc. *	58,879	1,286,506
Momenta Pharmaceuticals, Inc. *	85,456	1,285,258

	Number Of Shares	Value
Consumer Growth—(continued)
Nash Finch Co.	5,066	$140,582
Nu Skin Enterprises, Inc., Class A	7,677	366,500
RTI Biologics, Inc. *	207,127	884,432
Skilled Healthcare Group, Inc., Class A *	18,084	77,219
SXC Health Solutions Corp. *	13,530	795,835
United Therapeutics Corp. *	25,959	1,061,983
Universal Technical Institute, Inc. *	70,363	899,239
Warner Chilcott PLC, Class A *	54,336	854,162
WellCare Health Plans, Inc. *	23,154	1,353,351

		24,285,604

Energy—7.0%
CVR Energy, Inc.	54,772	996,850
Exterran Holdings, Inc. *	108,447	1,242,802
Helix Energy Solutions Group, Inc. *	74,890	1,328,549
HollyFrontier Corp.	33,734	784,316
SEACOR Holdings, Inc.	10,667	925,576
Stone Energy Corp. *	20,137	569,676
Tesoro Corp. *	33,728	805,762
TGC Industries, Inc. *	6,995	56,310

		6,709,841

Financial—17.1%
Advance America Cash Advance Centers, Inc.	112,382	957,494
Aspen Insurance Holdings Ltd.	43,978	1,166,297
Banco Macro SA, ADR	43,700	867,445
Calamos Asset Management, Inc., Class A	71,055	840,581
CBOE Holdings, Inc.	39,114	1,052,949
Genworth Financial, Inc. , Class A *	148,902	981,264
Grupo Financiero Galicia SA, ADR	109,868	771,273
Hudson City Bancorp, Inc.	157,058	877,954
Interactive Brokers Group, Inc., Class A	83,115	1,235,920
Investment Technology Group, Inc. *	86,908	925,570
Janus Capital Group, Inc.	164,145	1,083,357
MarketAxess Holdings, Inc.	31,191	902,668
MB Financial, Inc.	23,469	398,504
MoneyGram International, Inc. *	32,251	553,750
NASDAQ OMX Group, Inc., (The) *	25,820	677,775
Nelnet, Inc., Class A	44,210	1,012,851
Validus Holdings Ltd.	35,835	1,078,275
Washington Federal, Inc.	77,545	1,008,860

		16,392,787

The accompanying notes are an integral part of the portfolio of investments.

1

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONCLUDED)

NOVEMBER 30, 2011 (UNAUDITED)

	Number Of Shares	Value
Industrial—10.9%
AGCO Corp. *	17,646	$807,305
AMERCO *	2,883	224,874
Fair Isaac Corp.	33,550	1,220,214
Gardner Denver, Inc.	3,454	296,077
ITT Corp. *	44,227	892,059
Manpower, Inc.	21,367	782,673
Navistar International Corp. *	26,995	1,005,024
NCI Building Systems, Inc. *	99,364	926,072
Park-Ohio Holdings Corp. *	35,008	679,155
Quality Distribution, Inc. *	48,737	492,244
Ryder System, Inc.	1,510	78,943
Sauer-Danfoss, Inc. *	31,275	1,175,627
Tech Data Corp. *	19,107	940,638
Textron, Inc.	51,394	998,585

		10,519,490

Technology—19.5%
Acxiom Corp. *	70,211	873,425
Allot Communications Ltd. *	56,664	955,355
Amkor Technology, Inc. *	219,894	976,329
Brightpoint, Inc. *	95,003	949,080
Brocade Communications Systems, Inc. *	220,882	1,188,345
Datalink Corp. *	137,263	1,059,670
Jabil Circuit, Inc.	36,512	740,098
KongZhong Corp., ADR *	3,324	15,224
Kulicke & Soffa Industries, Inc. *	131,647	1,197,988
Liquidity Services, Inc. *	32,947	1,122,175
LTX-Credence Corp. *	167,255	1,018,583
Magma Design Automation, Inc. *	145,237	830,756
Magnachip Semiconductor Corp. *	42,239	338,334
Manhattan Associates, Inc. *	24,762	1,117,757
Orbotech Ltd. *	33,173	340,023
Perfect World Co., Ltd., SP ADR *	79,859	834,527
RadiSys Corp. *	13,369	58,021
ReachLocal, Inc. *	82,580	668,898
Sierra Wireless, Inc. *	46,308	313,042
Silicon Motion Technology Corp., ADR *	70,663	1,377,929
United Online, Inc.	198,111	1,046,026
VASCO Data Security International, Inc. *	13,700	115,491
Websense, Inc. *	31,282	566,517
Xyratex Ltd.	75,335	1,021,543

		18,725,136

	Number Of Shares	Value
Utility—1.4%
Laclede Group, Inc., (The)	4,666	$187,247
PNM Resources, Inc.	21,366	408,304
Telecom Argentina S.A., SP ADR	40,550	765,584

		1,361,135

TOTAL COMMON STOCKS (Cost $94,617,001)		95,618,725

Short-Term Investments—0.6%
BofA Cash Reserves Fund	597,307	597,307

TOTAL SHORT-TERM INVESTMENTS (Cost $597,307)		597,307

Total Investments—100.1% (Cost $95,214,308)		96,216,032

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.1)%		(118,641)

NET ASSETS—100.0%		$96,097,391

*	Non-income producing.
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a Federal income tax basis, are as follows:

Aggregate Cost	$95,214,308

Gross unrealized appreciation	8,281,902
Gross unrealized depreciation	(7,280,178)

Net unrealized appreciation	$1,001,724

ADR	— American Depositary Receipt.
SP ADR	— Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the portfolio of investments.

2

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2011 (UNAUDITED)

PORTFOLIO VALUATION — The Bogle Investment Management Small Cap Growth Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities;

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of November 30, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Total Investments*	$96,216,032	$96,216,032	$—	$—

* See Portfolio of Investments detail for security type and sector classification breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

3

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO PORTFOLIO OF INVESTMENTS (CONCLUDED)

NOVEMBER 30, 2011 (UNAUDITED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

For more information with regard to accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

4

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Number of Shares	Value
EQUITY FUNDS — 99.9%
U.S. Large Cap Value Portfolio III(a)	15,315,782	$224,376,204
U.S. Large Company Portfolio(a)	11,271,582	111,250,517
U.S. Micro Cap Portfolio(b)	8,534,056	112,308,179
U.S. Small Cap Portfolio(b)	5,484,126	112,314,892
U.S. Small Cap Value Portfolio(b)	8,046,480	187,804,835

TOTAL EQUITY FUNDS (Cost $654,047,667)		748,054,627

TOTAL INVESTMENTS — 99.9% (Cost $654,047,667)*		748,054,627

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		807,797

NET ASSETS — 100.0%		$748,862,424

*	The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost	$654,047,667

Gross unrealized appreciation	94,006,960
Gross unrealized depreciation	—

Net unrealized appreciation	$94,006,960

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the portfolio of investments.

1

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Number of Shares	Value
INTERNATIONAL EQUITY FUNDS — 99.8%
Asia Pacific Small Company Portfolio(a)	465,960	$10,442,158
Continental Small Company Portfolio(a)	1,658,316	22,685,768
DFA International Small Cap Value Portfolio(a)	14,484,105	208,136,583
DFA International Value Portfolio III(b)	11,048,671	158,216,966
Emerging Markets Portfolio(a)	1,048,228	26,981,389
Emerging Markets Small Cap Portfolio(a)	1,313,617	24,801,099
Emerging Markets Value Portfolio(a)	905,988	24,959,977
Japanese Small Company Portfolio(a)	698,716	10,823,105
Large Cap International Portfolio(a)	1,496,325	26,125,838
United Kingdom Small Company Portfolio(a)	341,677	7,762,907

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $540,274,670)		520,935,790

TOTAL INVESTMENTS — 99.8% (Cost $540,274,670)*		520,935,790

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		794,050

NET ASSETS — 100.0%		$521,729,840

*	The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost	$540,274,670

Gross unrealized appreciation	4,640,420
Gross unrealized depreciation	(23,979,300)

Net unrealized depreciation	$(19,338,880)

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the portfolio of investments.

2

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Number of Shares	Value
FIXED INCOME FUNDS — 99.5%
DFA Five-Year Global Fixed Income Portfolio(a)	18,148,775	$202,358,837
DFA Inflation-Protected Securities Portfolio(a)	3,258,644	40,635,290
DFA Intermediate Government Fixed Income Portfolio(a)	7,465,056	97,045,733
DFA One-Year Fixed Income Portfolio(a)	19,235,972	198,899,952
DFA Short-Term Government Portfolio(a)	5,884,677	64,790,292
DFA Two-Year Global Fixed Income Portfolio(a)	19,851,127	202,878,519

TOTAL FIXED INCOME FUNDS (Cost $795,427,665)		806,608,623

TOTAL INVESTMENTS — 99.5% (Cost $795,427,665)*		806,608,623

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		4,272,095

NET ASSETS — 100.0%		$810,880,718

*	The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost	$795,427,665

Gross unrealized appreciation	11,424,191
Gross unrealized depreciation	(243,233)

Net unrealized appreciation	$11,180,958

(a)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the portfolio of investments.

3

FREE MARKET FUNDS

Notes to Portfolio of Investments

November 30, 2011 (unaudited)

PORTFOLIO VALUATION – Investments in the underlying funds are valued at the Free Market U.S. Equity Fund’s, Free Market International Fund’s and the Free Market Fixed Income Fund’s (each a “Fund,” collectively the “Funds”) net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the RBB Fund, Inc.’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*	$748,054,627	$748,054,627	$-	$-

*Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*	$520,935,790	$520,935,790	$-	$-

*Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$806,608,623	$806,608,623	$-	$-

*Please refer to the Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

4

FREE MARKET FUNDS

Notes to Portfolio of Investments

November 30, 2011 (unaudited)

(continued)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Funds.

For more information with regards to significant accounting policies, see the most recent semi or annual report filed with the Securities and Exchange Commission.

5

Marvin & Palmer

LARGE CAP GROWTH FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Shares	Value
COMMON STOCKS — 96.0%
Capital Goods — 12.2%
Caterpillar, Inc.	2,800	$274,064
Cummins, Inc.	3,100	298,623
Joy Global, Inc.	2,600	237,328
Precision Castparts Corp.	2,700	444,825

		1,254,840

Consumer Durables & Apparel — 5.2%
Coach, Inc.	4,600	287,914
NIKE, Inc., Class B	2,600	250,068

		537,982

Consumer Services — 3.6%
McDonald’s Corp.	900	85,968
Yum! Brands, Inc.	5,100	285,804

		371,772

Energy — 7.4%
Cameron International Corp.*	5,700	307,743
Chevron Corp.	1,400	143,948
National Oilwell Varco, Inc.	4,300	308,310

		760,001

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	2,100	179,130

Food, Beverages & Tobacco — 3.9%
Altria Group, Inc.	4,800	137,712
Coca-Cola Co., (The)	3,000	201,690
Lorillard, Inc.	500	55,810

		395,212

Health Care Equipment & Services — 8.3%
Humana, Inc.	3,700	328,116
Intuitive Surgical, Inc.*	700	303,947
UnitedHealth Group, Inc.	4,600	224,342

		856,405

Materials — 5.5%
CF Industries Holdings, Inc.	1,900	265,620
Monsanto Co.	4,100	301,145

		566,765

Media — 1.1%
Comcast Corp., Class A	4,900	109,564

Pharmaceuticals, Biotechnology & Life Sciences — 7.8%
Alexion Pharmaceuticals, Inc.*	4,800	329,568
Biogen Idec, Inc.*	4,100	471,295

		800,863

Retailing — 5.2%
Amazon.com, Inc.*	2,000	384,580

	Shares	Value
Retailing — (Continued)
Tiffany & Co.	2,200	$147,488

		532,068

Semiconductors & Semiconductor Equipment — 4.3%
Avago Technologies Ltd. (Singapore)	3,000	89,760
Intel Corp.	14,200	353,722

		443,482

Software & Services — 15.6%
Accenture PLC, Class A (Ireland)	2,300	133,239
International Business Machines Corp.	1,600	300,800
Intuit, Inc.	2,700	143,748
Mastercard, Inc., Class A	175	65,546
Nuance Communications, Inc.*	3,200	78,656
Oracle Corp.	8,200	257,070
Symantec Corp.*	17,300	282,855
VMware, Inc., Class A*	3,500	338,380

		1,600,294

Technology Hardware & Equipment — 11.2%
Apple, Inc.*	1,125	429,975
EMC Corp.*	5,600	128,856
Qualcomm, Inc.	6,100	334,280
SanDisk Corp.*	5,300	261,343

		1,154,454

Transportation — 2.9%
Union Pacific Corp.	2,900	299,889

TOTAL COMMON STOCKS (Cost $8,117,198)		9,862,721

TOTAL INVESTMENTS — 96.0% (Cost $8,117,197)**		9,862,721

OTHER ASSETS IN EXCESS OF LIABILITIES — 4.0%		414,885

NET ASSETS — 100.0%		$10,277,606

The accompanying notes are an integral part of the portfolio of investments.

1

Marvin & Palmer

LARGE CAP GROWTH FUND

Portfolio of Investments (Concluded)

November 30, 2011

(Unaudited)

*	Non-income producing.
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregate Cost	$8,117,197

Gross unrealized appreciation	1,815,647
Gross unrealized depreciation	(70,123)

Net unrealized appreciation	$1,745,524

PLC —Public Limited Company.

The accompanying notes are an integral part of the portfolio of investments.

2

Marvin & Palmer

LARGE CAP GROWTH FUND

Portfolio of Investments (Concluded)

November 30, 2011

(Unaudited)

PORTFOLIO VALUATION — The Marvin & Palmer Large Cap Growth Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$9,862,721	$9,862,721	$-	$-

*Please refer to the Portfolio of Investments for industry and security type breakouts.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

3

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Shares	Value

COMMON STOCK† — 97.6%
Basic Materials — 4.3%
Balchem	38,371	$1,592,396
Buckeye Technologies	62,390	1,932,842
KapStone Paper and Packaging*	64,550	1,070,239
Kraton Performance Polymers*	104,045	2,187,026
Kronos Worldwide	114,960	2,242,870
NewMarket	13,180	2,608,190
Sensient Technologies	57,705	2,179,518

		13,813,081

Communications — 10.4%
AboveNet	39,490	2,359,132
Allot Communications*	12,988	218,978
Aruba Networks*	51,610	1,088,971
BroadSoft*	53,707	1,884,041
Cbeyond*	196,770	1,458,066
ClickSoftware Technologies	201,936	1,827,521
DealerTrack Holdings*	61,280	1,587,152
DigitalGlobe*	28,300	421,670
Dolan*	131,093	1,196,879
EZchip Semiconductor*	66,520	2,150,592
Finisar*	47,555	876,914
HealthStream*	54,778	924,105
InterDigital	46,470	2,042,821
j2 Global Communications	73,710	1,998,278
NeuStar*	63,520	2,143,165
NIC	86,671	1,126,723
NICE Systems, ADR*	59,459	1,996,633
Shutterfly*	59,913	1,622,444
Sonus Networks*	617,690	1,612,171
US Auto Parts Network*	148,430	610,047
ValueClick*	169,326	2,617,780
Zix*	636,040	1,755,470

		33,519,553

Consumer Cyclical — 16.0%
Amerigon*	95,928	1,504,151
Ascena Retail Group*	28,790	792,301
Beacon Roofing Supply*	99,165	1,936,692
Body Central*	52,355	1,119,350
Buckle	48,680	1,945,253
Caribou Coffee*	78,725	1,063,575
Casual Male Retail Group*	406,498	1,312,988
Chico’s FAS	148,840	1,547,936
Coinstar*	46,370	1,979,535
CROCS*	85,710	1,329,362
Domino’s Pizza*	68,450	2,254,743
Express	84,657	1,920,867
Ezcorp, Cl A*	70,545	2,052,154
Finish Line, Cl A	90,290	1,903,313
First Cash Financial Services*	57,218	2,077,013
Genesco*	44,331	2,617,746

	Shares	Value

Consumer Cyclical — (Continued)
Hibbett Sports*	44,785	$2,038,165
Iconix Brand Group*	127,860	2,206,864
JOS A Bank Clothiers*	32,675	1,610,224
Lithia Motors, Cl A	87,585	1,945,263
Maidenform Brands*	37,310	687,996
Perry Ellis International*	64,928	928,470
Pier 1 Imports*	129,430	1,758,954
Pricesmart	22,137	1,501,995
Rush Enterprises, Cl A*	74,299	1,423,569
Select Comfort*	71,200	1,319,336
Steven Madden*	66,600	2,374,956
Vitamin Shoppe*	59,677	2,196,710
Wabash National*	235,039	1,725,186
Wolverine World Wide	60,500	2,228,820

		51,303,487

Consumer Non-cyclical — 24.2%
Akorn*	238,345	2,564,592
ArthroCare*	75,620	2,254,232
Astex Pharmaceuticals*	704,814	1,064,269
Atrion	5,089	1,235,711
Bio-Reference Laboratories*	17,587	218,079
Bruker*	148,495	1,859,157
Cardiome Pharma*	218,364	445,462
Centene*	16,990	657,683
Consolidated Graphics*	17,305	881,690
Depomed*	201,220	979,941
DFC Global*	75,615	1,372,412
Ensign Group	63,730	1,511,038
FTI Consulting*	58,670	2,516,356
Haemonetics*	30,836	1,826,416
Hain Celestial Group*	51,778	1,933,391
Hi-Tech Pharmacal*	25,988	1,079,022
Huron Consulting Group*	65,990	2,291,173
ICON ADR*	123,807	2,105,957
ICU Medical*	43,755	1,925,658
Impax Laboratories*	128,654	2,591,092
Integra LifeSciences Holdings*	47,680	1,531,958
Inter Parfums	102,644	1,759,318
IPC The Hospitalist*	46,360	2,137,196
Jazz Pharmaceuticals*	50,580	2,003,980
Kindred Healthcare*	146,720	1,819,328
Korn/Ferry International*	55,400	932,382
Masimo*	42,930	886,934
Merit Medical Systems*	150,210	2,086,417
Metropolitan Health Networks*	93,651	678,033
Myriad Genetics*	118,070	2,508,988
Nektar Therapeutics*	226,887	1,134,435
Onyx Pharmaceuticals*	71,480	3,152,268
PAREXEL International*	79,228	1,588,521
Rent-A-Center	61,630	2,215,599

The accompanying notes are an integral part of the portfolio of investments.

1

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

November 30, 2011

(Unaudited)

	Shares	Value

Consumer Non-cyclical — (Continued)
Ruddick	40,820	$1,626,677
Salix Pharmaceuticals*	68,350	3,016,969
Sanderson Farms	44,060	2,267,768
Seattle Genetics*	123,800	2,058,794
Sotheby’s	29,106	914,219
Spectrum Brands Holdings*	59,200	1,658,784
Synovis Life Technologies*	96,133	1,811,146
TeleTech Holdings*	101,075	1,779,931
Thoratec*	29,260	890,089
Transcend Services*	39,810	1,078,851
VistaPrint*	89,600	2,930,816
Wright Express*	40,866	2,144,648

		77,927,380

Energy — 8.2%
Comstock Resources*	69,010	1,147,636
Dawson Geophysical*	49,235	1,717,317
Energy XXI Bermuda*	51,440	1,617,274
Georesources*	82,426	2,349,965
Helix Energy Solutions Group*	69,494	1,232,824
Key Energy Services*	113,301	1,710,845
Kodiak Oil & Gas*	246,380	2,187,854
Newpark Resources*	220,236	1,973,315
North American Energy Partners*	172,061	1,190,662
OYO Geospace*	27,852	2,533,975
Patriot Coal*	119,230	1,241,184
Pioneer Drilling*	102,842	1,129,205
Rex Energy*	131,180	2,118,557
Rosetta Resources*	39,711	2,157,896
Swift Energy*	53,910	1,584,415
Triangle Petroleum*	85,380	490,935

		26,383,859

Financial — 5.3%
Altisource Portfolio Solutions SA*	31,380	1,494,002
Boston Private Financial Holdings	216,310	1,680,729
First Citizens BancShares, Cl A	5,406	927,994
Hanover Capital Mortgage Holdings*	113,589	2,539,850
Maiden Holdings	153,402	1,334,597
Platinum Underwriters Holdings	59,850	2,060,636
ProAssurance	16,290	1,296,847
SVB Financial Group*	44,151	2,076,863
Umpqua Holdings	119,326	1,491,575
WisdomTree Investments*	166,030	1,034,367
World Acceptance*	15,729	1,079,324

		17,016,784

Industrial — 16.5%
A.O. Smith	63,556	2,495,209
Actuant, Cl A	62,370	1,429,520
Atlas Air Worldwide Holdings*	48,844	2,063,659
Ceradyne*	24,822	738,206

	Shares	Value

Industrial — (Continued)
Chart Industries*	42,293	$2,573,952
DXP Enterprises*	46,105	1,394,676
EnerSys*	72,338	1,739,729
EnPro Industries*	60,955	2,040,164
Fushi Copperweld*	133,330	1,025,974
General Cable*	44,819	1,187,704
Genesee & Wyoming, Cl A*	26,010	1,588,431
GrafTech International*	81,391	1,175,286
Hexcel*	94,890	2,364,659
HUB Group, Cl A*	35,042	1,043,551
II-VI*	85,846	1,680,006
Kennametal	39,651	1,511,100
Landstar System	31,890	1,475,550
Marten Transport	59,353	1,095,656
MasTec*	149,950	2,400,700
Mistras Group*	77,090	1,813,928
MYR Group*	84,570	1,483,358
Newport*	79,496	1,035,833
NVE*	27,192	1,592,907
Old Dominion Freight Line*	52,134	2,023,321
OSI Systems*	46,545	2,225,316
Power-One*	164,177	699,394
Progressive Waste Solution	44,621	929,009
Robbins & Myers	47,667	2,535,884
RTI International Metals*	51,823	1,414,768
Silgan Holdings	42,610	1,659,233
TriMas*	98,145	2,003,139
Triumph Group	40,900	2,433,141

		52,872,963

Technology — 12.7%
ACI Worldwide*	82,022	2,467,222
Actuate*	5,200	34,320
Cavium*	53,840	1,757,338
CommVault Systems*	51,471	2,554,506
Computer Programs & Systems	30,170	1,369,718
Diodes*	97,107	1,990,694
Insight Enterprises*	110,993	1,624,938
Interactive Intelligence Group*	98,495	2,196,439
Kulicke & Soffa Industries*	142,850	1,299,935
Lattice Semiconductor*	234,332	1,614,547
LivePerson*	205,640	2,586,951
Maxwell Technologies*	71,710	1,216,919
Mellanox Technologies*	62,360	2,183,224
Mentor Graphics*	86,330	1,099,844
MIPS Technologies*	258,750	1,242,000
Monotype Imaging Holdings*	87,920	1,303,854
NetScout Systems*	94,480	1,669,462
Nova Measuring Instruments*	164,750	1,064,285
Open Text*	27,880	1,589,718
Opnet Technologies	73,744	2,630,448

The accompanying notes are an integral part of the portfolio of investments.

2

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

November 30, 2011

(Unaudited)

	Shares	Value
Technology — (Continued)
RADWARE*	56,935	$1,546,355
Silicon Image*	337,810	1,658,647
TriQuint Semiconductor*	423,410	1,850,302
Ultimate Software Group*	18,060	1,197,739
Volterra Semiconductor*	39,320	963,340

		40,712,745

TOTAL COMMON STOCK (Cost $280,214,277)		313,549,852

Warrants — 0.0%
Energy — 0.0%
Magnum Hunter Resources, Expires 10/14/13	31,749	152,713

TOTAL WARRANTS (Cost $0)		152,713

TOTAL INVESTMENTS — 97.6% (Cost $280,214,277)**		313,702,565

OTHER ASSETS IN EXCESS OF LIABILITIES — 2.4%		7,593,902

NET ASSETS — 100.0%		$321,296,467

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate Cost	$280,214,277

Gross unrealized appreciation	53,982,531
Gross unrealized depreciation	(20,494,243)

Net unrealized appreciation	$33,488,288

ADR	American Depositary Receipt
Cl	Class

The accompanying notes are an integral part of the portfolio of investments.

3

PERIMETER

SMALL CAP GROWTH FUND

Notes to Portfolio of Investments

November 30, 2011

(Unaudited)

PORTFOLIO VALUATION — The Perimeter Small Cap Growth Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. As of November 30, 2011, there were no fair valued securities.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the heirarchy below:

•	Level 1	—	quoted prices in active markets for identical securities;
•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value at November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities*	$313,702,565	$313,702,565	$—	$—

*	Please refer to Portfolio of Investments for industry and security type breakouts.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

4

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—98.5%

Basic Industries—2.1%
Graphic Packaging Holding Co. *	149,755	$663,415
Schweitzer-Mauduit International, Inc.	13,365	951,855
Sensient Technologies Corp.	8,310	313,869
Spartech Corp. *	41,985	178,856

		2,107,995

Capital Goods—13.4%
Actuant Corp., Class A	45,630	1,045,840
Aegion Corp *	49,465	749,889
Ampco-Pittsburgh Corp.	14,945	307,120
Beacon Roofing Supply, Inc. *	52,830	1,031,770
Brady Corp., Class A	23,573	705,776
Curtiss-Wright Corp.	16,200	533,790
Drew Industries, Inc.	20,445	443,657
Globe Specialty Metals, Inc.	79,955	1,193,728
Granite Construction, Inc.	19,495	485,426
Griffon Corp. *	74,600	699,748
Hillenbrand, Inc.	28,295	643,145
Huntington Ingalls Industries, Inc. *	14,765	468,789
Mueller Industries, Inc.	14,815	565,044
Mueller Water Products, Inc., Class A	89,905	201,387
Orion Marine Group, Inc. *	108,100	649,681
Rofin-Sinar Technologies, Inc. *	6,065	145,924
Terex Corp. * (a)	32,520	501,784
Tutor Perini Corp. *	34,545	569,647
UniTek Global Services, Inc. *	44,230	221,150
WESCO International, Inc. *	28,360	1,445,226
World Fuel Services Corp.	27,672	1,186,299

		13,794,820

Communications—0.5%
EarthLink, Inc.	47,065	296,510
Monster Worldwide, Inc. *	33,280	243,277

		539,787

Consumer Durables—2.0%
Exide Technologies *	47,110	130,024
Sealy Corp. * (a)	131,560	261,804
Thor Industries, Inc. (a)	44,715	1,082,103

	Number of Shares	Value
Consumer Durables—(continued)
Tower International, Inc. *	53,935	$572,790

		2,046,721

Consumer Non-Durables—5.6%
Alliance One International, Inc. *	79,770	223,356
Callaway Golf Co. (a)	78,520	443,638
Dole Food Co., Inc. *	87,900	742,755
Fresh Del Monte Produce, Inc.	22,940	575,565
Matthews International Corp., Class A	9,800	325,066
Nu Skin Enterprises, Inc., Class A (a)	15,325	731,616
Sanderson Farms, Inc. (a)	1,470	75,661
Skechers U.S.A., Inc., Class A *	27,645	372,102
Steven Madden Ltd. *	22,688	809,054
Take-Two Interactive Software, Inc. *	45,600	636,120
Universal Corp.	17,985	852,129

		5,787,062

Consumer Services—21.1%
ABM Industries, Inc.	19,865	431,666
Aeropostale, Inc. *	31,605	490,194
American Eagle Outfitters, Inc.	79,125	1,100,629
Asbury Automotive Group, Inc. *	48,945	965,195
Ascena Retail Group, Inc. *	42,160	1,160,243
Brink’s Co., (The)	36,815	906,385
Cato Corp., (The), Class A	13,105	335,357
CBIZ, Inc. * (a)	49,380	297,268
Charming Shoppes, Inc. *	131,235	509,192
Children’s Place Retail Stores, Inc., (The) *	18,050	972,354
Ennis, Inc.	19,690	292,397
Finish Line, Inc., (The), Class A	52,620	1,109,230
FTI Consulting, Inc. * (a)	21,035	902,191
G&K Services, Inc., Class A	16,622	496,998
Geo Group, Inc., (The) *	19,180	339,486
Group 1 Automotive, Inc.	16,530	811,788
Heidrick & Struggles International, Inc.	35,800	762,540
International Speedway Corp., Class A	36,918	908,183
KAR Auction Services, Inc. *	49,800	654,372

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Knoll, Inc.	43,278	$656,094
Korn/Ferry International *	16,985	285,858
Live Nation Entertainment, Inc. *	66,245	572,357
MAXIMUS, Inc.	21,505	894,608
Men’s Wearhouse, Inc., (The)	23,395	651,083
Navigant Consulting, Inc. *	111,685	1,258,690
Odyssey Marine Exploration, Inc. * (a)	111,095	283,292
Regis Corp.	30,425	493,494
Rent-A-Center, Inc.	28,615	1,028,709
RPX Corp. *	13,910	196,409
Service Corp. International	55,850	572,463
Steiner Leisure Ltd. *	7,280	342,160
Steinway Musical Instruments *	17,500	474,950
Viad Corp.	13,490	250,240
XO Group, Inc. *	39,325	289,813

		21,695,888

Energy—3.2%
Bristow Group, Inc.	15,110	695,967
Helix Energy Solutions Group, Inc. *	30,405	539,385
Rosetta Resources, Inc. *	26,335	1,431,044
Swift Energy Co. *	21,795	640,555

		3,306,951

Finance—20.5%
Ameris Bancorp *	21,748	217,480
AMERISAFE, Inc. *	17,020	398,949
Apollo Investment Corp.	34,135	246,113
Centerstate Banks, Inc.	50,400	284,256
Citizens Republic Bancorp, Inc. *	42,635	461,524
Columbia Banking System, Inc.	26,050	468,900
Cowen Group, Inc., Class A *	25,285	62,201
CYS Investments Inc (a)	113,055	1,484,412
Fifth Street Finance Corp. (a)	85,175	833,012
First American Financial Corp.	42,650	494,740
First Citizens Bancshares, Inc., Class A	3,085	529,571
Flagstone Reinsurance Holdings S.A.	21,860	178,815
Flushing Financial Corp.	24,715	319,812
Gladstone Capital Corp.	14,440	108,300
Global Indemnity PLC *	13,128	247,332

	Number of Shares	Value
Finance—(continued)
Heritage Financial Corp.	31,795	$392,350
Infinity Property & Casualty Corp.	10,295	591,242
Janus Capital Group, Inc.	81,575	538,395
JMP Group, Inc.	61,965	439,332
Knight Capital Group, Inc., Class A *	88,150	1,113,335
Maiden Holdings Ltd.	147,975	1,287,383
MGIC Investment Corp. *	119,260	343,469
Nara Bancorp, Inc. *	123,065	1,153,119
Navigators Group, Inc., (The) *	8,205	383,091
Nelnet, Inc., Class A	36,236	830,167
Ocwen Financial Corp. *	113,960	1,500,853
Park Sterling Corp. *	40,335	156,903
PHH Corp. *	67,670	1,039,411
Platinum Underwriters Holdings Ltd.	22,285	767,273
Safety Insurance Group, Inc.	9,305	389,321
Stancorp Financial Group Inc	12,680	447,097
Stewart Information Services Corp. (a)	83,895	885,092
SVB Financial Group *	24,955	1,173,883
Symetra Financial Corp.	71,500	674,960
United Rentals, Inc. *	12,265	345,137
Washington Federal, Inc.	26,400	343,464

		21,130,694

Health Care—10.9%
Addus HomeCare Corp. *	47,106	176,648
Amsurg Corp. *	19,480	508,038
Centene Corp. *	16,630	643,747
Hanger Orthopedic Group, Inc. *	41,110	657,760
ICON PLC, Sponsored ADR *	48,120	818,521
Integra Lifesciences Holdings Corp. *	12,235	393,111
Kindred Healthcare, Inc. *	75,402	934,985
LHC Group, Inc. *	15,905	221,080
LifePoint Hospitals, Inc. *	13,890	544,905
Lincare Holdings, Inc.	21,530	510,261
Omnicell, Inc. *	23,610	381,538
Owens & Minor, Inc.	24,522	755,278
PAREXEL International Corp. *	27,435	550,072
Select Medical Holdings Corp. *	82,355	714,018
Symmetry Medical, Inc. *	110,040	861,613

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Health Care—(continued)
U.S. Physical Therapy, Inc.	87,244	$1,716,089
VCA Antech, Inc. *	39,730	781,092

		11,168,756

Real Estate Investment Trusts—5.2%
Anworth Mortgage Asset Corp.	113,427	717,993
Capstead Mortgage Corp.	28,700	358,176
Chatham Lodging Trust	47,655	510,385
Colony Financial, Inc.	20,580	304,584
Gladstone Commercial Corp.	16,645	284,630
Hatteras Financial Corp.	38,605	1,034,614
MFA Financial, Inc.	85,055	585,178
Monmouth Real Estate Investment Corp., Class A	65,070	552,444
Redwood Trust, Inc.	42,720	441,298
Two Harbors Investment Corp.	54,160	506,938

		5,296,240

Technology—9.7%
Actuate Corp. *	62,895	415,107
Bel Fuse, Inc., Class B	14,735	269,356
Belden, Inc.	37,205	1,229,253
Brooks Automation, Inc.	41,585	396,721
Coherent, Inc. *	6,720	341,376
Dolan Co., (The) *	23,200	211,816
Electronics for Imaging, Inc. *	26,130	386,463
EnerSys *	53,535	1,287,517
Generac Holdings, Inc. *	21,875	548,406
Imation Corp. *	28,240	166,051
Insight Enterprises, Inc. *	18,030	263,959
Integrated Device Technology, Inc. *	72,975	423,255
NETGEAR, Inc. *	26,650	1,012,434
Sykes Enterprises, Inc. *	75,775	1,234,375
SYNNEX Corp. *	38,300	1,124,105
TeleTech Holdings, Inc. *	18,755	330,276
Teradyne, Inc. *	25,515	343,432

		9,983,902

Transportation—1.9%
Diana Shipping, Inc. *	36,380	272,486
Landstar System, Inc.	13,430	621,406
UTi Worldwide, Inc.	71,160	1,107,250

		2,001,142

	Number of Shares	Value

Utilities—2.4%
PNM Resources, Inc.	65,575	$1,253,138
SemGroup Corp., Class A *	43,415	1,222,132

		2,475,270

TOTAL COMMON STOCK (Cost $95,920,617)		101,335,228

SECURITIES LENDING COLLATERAL—6.0%

BlackRock Liquidity Fund	6,148,680	6,148,680

TOTAL SECURITIES LENDING COLLATERAL (Cost $6,148,680)		6,148,680

TOTAL INVESTMENTS—104.5% (Cost $102,069,297)**		107,483,908

LIABILITIES IN EXCESS OF OTHER ASSETS—(4.5)%		(4,592,316)

NET ASSETS—100.0%		$102,891,592

ADR	— American Depositary Receipt
PLC	— Public Limited Company
*	— Non-income producing.
(a)	— All or a portion of the security is on loan. At November 30, 2011, the market value of securities on loan was $ 6,176,454.
**	— The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost	$102,069,297

Gross unrealized appreciation	16,263,939
Gross unrealized depreciation	(10,849,328)

Net unrealized appreciation	$5,414,611

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011(unaudited)

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of November 30, 2011 is as follows (see Notes to Portfolio of Investments):

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *	$101,335,228	$101,335,228	$—	$—
Securities Lending Collateral	6,148,680	6,148,680	—	—

Total Assets	$107,483,908	$107,483,908	$—	$—

* see Portfolio of Investments detail for industry and security type breakout.

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio of Investments

	Number of Shares	Value
LONG POSITIONS—98.6%
COMMON STOCK—96.6%
Basic Industries—2.6%
AEP Industries, Inc. * †	91,334	$2,223,983
Boise, Inc. †	336,560	2,009,263
POSCO - ADR †	30,650	2,625,173
Sealed Air Corp. †	223,025	3,929,701
Spartech Corp. * †	659,335	2,808,767

		13,596,887

Capital Goods—4.6%
Chase Corp. † (a)	67,400	837,782
General Cable Corp. *	62,040	1,644,060
General Electric Co. †	270,850	4,309,224
Hardinge, Inc. Δ	98,040	864,713
Innovative Solutions and Support, Inc. * Δ	276,442	1,103,004
Lakeland Industries, Inc. * Δ	53,115	395,707
Michael Baker Corp. * †	172,357	3,421,286
NACCO Industries, Inc., Class A †	50,280	3,989,718
Tyco International Ltd. †	112,120	5,377,275
US Concrete, Inc. *	49,132	134,622
WaterFurnace Renewable Energy, Inc. Δ	109,940	1,950,577

		24,027,968

Communications—5.1%
Comcast Corp., Class A †	218,910	4,962,690
DISH Network Corp., Class A	133,845	3,288,572
Google, Inc., Class A * †	9,765	5,853,043
InfoSpace, Inc. * †	266,532	2,569,368
iPass, Inc. * Δ	1,078,240	1,574,230
Progress Software Corp. *	120,050	2,445,419
SureWest Communications † Δ	284,949	3,274,064
TNS, Inc. *	80,410	1,570,407
USA Mobility, Inc.	90,350	1,266,707

		26,804,500

Consumer Durables—1.1%
D.R. Horton, Inc. †	305,595	3,639,636
Hooker Furniture Corp. †	99,222	968,407
Libbey, Inc. * †	74,240	902,016

		5,510,059

Consumer Non-Durables—5.8%
Activision Blizzard, Inc. †	289,420	3,594,596
Anheuser-Busch InBev NV - Sponsored ADR †	126,945	7,616,700

	Number of Shares	Value
Consumer Non-Durables—(continued)
Coca-Cola Femsa S.A. de C.V. - Sponsored ADR †	42,930	$3,901,049
Hanesbrands, Inc. * †	97,290	2,396,253
Kenneth Cole Productions, Inc., Class A * † Δ	265,234	2,819,437
Leapfrog Enterprises, Inc. *	518,415	2,820,178
Lorillard, Inc. †	45,505	5,079,268
Matthews International Corp., Class A †	69,140	2,293,374

		30,520,855

Consumer Services—13.7%
AFC Enterprises, Inc. * †	148,591	2,332,879
Barrett Business Services, Inc. †	77,255	1,475,571
Benihana Inc * † Δ	120,315	753,617
Century Casinos, Inc. * Δ	831,881	1,954,920
Charming Shoppes, Inc. *	966,595	3,750,389
Courier Corp. † Δ	215,013	2,375,894
CRA International, Inc. *	2,550	52,071
CVS Caremark Corp. †	141,310	5,488,480
Destination Maternity Corp. †	125,713	1,841,695
DreamWorks Animation SKG, Inc., Class A * (a)	112,805	2,094,789
Ediets.Com, Inc. * Δ (a)	342,052	183,887
Ennis, Inc. †	204,600	3,038,310
G. Willi-Food International Ltd. * Δ	167,880	768,890
Heidrick & Struggles International, Inc. †	91,915	1,957,790
Hudson Highland Group, Inc. * †	380,508	1,795,998
ICF International, Inc. *	117,475	3,047,302
International Speedway Corp., Class A	141,915	3,491,109
MarineMax, Inc. * †	157,116	1,000,829
Midas, Inc. * † Δ	388,262	3,284,697
Multi-Color Corp. † (a)	193,799	5,081,410
Nash Finch Co.	141,497	3,926,542
Navigant Consulting, Inc. * †	242,195	2,729,538
Republic Services, Inc.	72,895	2,000,968
Saga Communications, Inc., Class A * † Δ	66,546	2,349,074
Towers Watson & Co., Class A †	38,455	2,505,728
Viad Corp. †	108,425	2,011,284
Wal-Mart Stores, Inc. †	62,360	3,673,004
Walt Disney Co. (The) †	126,960	4,551,516

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Consumer Services—(continued)
Western Union Co., (The)	145,150	$2,531,416

		72,049,597

Energy—4.8%
Canadian Natural Resources Ltd. †	97,415	3,637,476
Cenovus Energy, Inc. †	102,480	3,421,807
Ensco PLC - Sponsored ADR †	41,810	2,172,866
EOG Resources, Inc. †	47,310	4,907,939
Royal Dutch Shell PLC - ADR	97,855	6,849,850
SM Energy Co.	54,570	4,337,769

		25,327,707

Finance—21.5%
ACE Ltd. †	78,400	5,451,152
Alterra Capital Holdings Ltd. †	84,805	1,946,275
Aon Corp.	69,465	3,193,306
Axis Capital Holdings Ltd. †	92,130	2,941,711
Bank of Commerce Holdings Δ	90,854	299,818
BankFinancial Corp.	59,915	336,722
Berkshire Hathaway, Inc., Class B * †	69,055	5,438,772
Calamos Asset Management, Inc., Class A †	205,835	2,435,028
Capitol Federal Financial, Inc. †	84,520	956,766
Century Bancorp, Inc., Class A † Δ	38,003	1,062,184
Citigroup, Inc. †	135,228	3,716,065
Citizens Republic Bancorp, Inc. *	90,319	977,703
Cowen Group, Inc., Class A *	775,320	1,907,287
Endurance Specialty Holdings Ltd. †	106,925	3,867,477
ESSA Bancorp, Inc.	40,085	445,344
Fairfax Financial Holdings Ltd. †	4,970	2,031,488
First Southern Bancorp, Inc., Class B 144A * ‡	64,350	626,769
Flushing Financial Corp. †	107,711	1,393,780
Goldman Sachs Group, Inc., (The) †	33,753	3,235,563
HF Financial Corp. Δ	83,779	808,467
HopFed Bancorp, Inc. Δ	56,334	343,074
Investors Title Co. †	6,765	247,667
JPMorgan Chase & Co. †	210,026	6,504,505
Loews Corp. †	83,730	3,217,744
Maiden Holdings Ltd. †	697,712	6,070,094

	Number of Shares	Value
Finance—(continued)
NBH Holdings Corp., Class A 144A * Δ ‡	79,735	$1,293,302
New Hampshire Thrift Bancshares, Inc. Δ	29,529	331,020
Nicholas Financial, Inc. (a)	122,637	1,358,818
OceanFirst Financial Corp. †	36,680	476,473
Och-Ziff Capital Management Group LLC, Class A	233,455	1,834,956
Oriental Financial Group, Inc. †	215,870	2,370,253
PartnerRe Ltd.	39,010	2,563,737
Protective Life Corp.	130,700	2,900,233
Pzena Investment Management, Inc., Class A Δ	193,890	953,939
RenaissanceRe Holdings Ltd. †	35,630	2,616,667
State Street Corp.	109,825	4,354,561
Stewart Information Services Corp. †	126,515	1,334,733
TFS Financial Corp. * †	99,535	921,694
Torchmark Corp.	94,135	4,009,210
Tower Group, Inc.	188,395	3,954,411
Travelers Cos., Inc., (The)	57,170	3,215,813
United Bancshares, Inc. * Δ	50,780	393,037
US Bancorp	148,200	3,841,344
Validus Holdings Ltd. †	139,217	4,189,040
Verisk Analytics, Inc., Class A * †	85,625	3,363,350
Wells Fargo & Co. †	112,930	2,920,370
West Coast Bancorp *	61,952	1,006,720
White Mountains Insurance Group Ltd. †	6,855	2,909,262

		112,567,704

Health Care—13.9%
Accuray, Inc. * †	286,475	1,148,765
Alpha PRO Tech Ltd. * Δ	485,210	596,808
Amgen, Inc. †	87,685	5,077,838
Amsurg Corp. * †	138,990	3,624,859
Anika Therapeutics, Inc. * † Δ	215,460	1,727,989
Baxter International, Inc. †	97,990	5,062,163
Becton, Dickinson & Co.	57,735	4,259,688
BioClinica, Inc. * † Δ	327,186	1,413,444
CardioNet, Inc. *	536,816	1,245,413
Cross Country Healthcare, Inc. *	308,792	1,596,455
Hooper Holmes, Inc. * Δ	860,703	559,457
ICON PLC, Sponsored ADR * †	301,170	5,122,902
IRIS International, Inc. * †	358,230	3,478,413

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Health Care—(continued)
Johnson & Johnson †	122,880	$7,952,794
Kensey Nash Corp. * †	80,190	2,036,826
Laboratory Corp. of America Holdings * †	51,280	4,395,722
Lincare Holdings, Inc. †	136,674	3,239,174
Pfizer, Inc. †	401,045	8,048,973
Rotech Healthcare, Inc. * † Δ	1,493,274	1,866,593
Sanofi - ADR	162,095	5,674,946
Teva Pharmaceutical Industries Ltd. - Sponsored ADR †	100,220	3,969,714
Theragenics Corp. * Δ	510,450	857,556

		72,956,492

Real Estate Investment Trusts—0.3%
Reis, Inc. * Δ	157,698	1,442,937

Technology—22.7%
Amdocs Ltd. * †	116,445	3,288,407
Amkor Technology, Inc. * †	775,465	3,443,065
AVX Corp.	114,740	1,484,736
Benchmark Electronics, Inc. * †	134,325	1,855,028
BMC Software, Inc. *	74,160	2,644,546
CA, Inc. †	228,285	4,839,642
Cisco Systems, Inc. †	233,895	4,359,803
Coleman Cable, Inc. * †	271,978	2,398,846
Compuware Corp. * †	273,975	2,263,034
Concurrent Computer Corp. * † Δ	357,897	1,163,165
CSG Systems International, Inc. * †	238,505	3,618,121
DragonWave, Inc. * Δ (a)	296,710	1,261,018
Euronet Worldwide, Inc. *	151,245	2,722,410
Fairchild Semiconductor International Inc *	145,660	1,886,297
Flextronics International Ltd. *	411,295	2,455,431
GSI Group, Inc. * †	321,900	3,547,338
Guidance Software Inc *	327,770	1,989,564
Hawaiian Telcom Holdco Inc * Δ	163,810	2,457,150
Hemisphere GPS, Inc. * Δ	839,675	473,157
Lexmark International, Inc., Class A * †	168,185	5,627,470
LSI Corp. *	357,980	2,011,848
Microsoft Corp. †	515,895	13,196,594
Minerals Technologies Inc	46,740	2,710,920
Monolithic Power Systems, Inc. *	236,065	2,842,223
MRV Communications, Inc.	1,059,385	884,586
OmniVision Technologies, Inc. *	147,205	1,588,342

	Number of Shares	Value
Technology—(continued)
Oracle Corp. †	166,474	$5,218,960
Pericom Semiconductor Corp. *	81,252	632,953
Plug Power, Inc. * Δ (a)	1,302,075	2,890,607
Pulse Electronics Corp.	626,418	1,898,047
QLogic Corp. * †	323,775	4,830,723
Rimage Corp. †	102,749	1,163,119
Steel Excel, Inc. *	49,185	1,283,729
TE Connectivity Ltd.	76,520	2,426,449
Telephone & Data Systems, Inc.	238,140	5,855,863
TeleTech Holdings, Inc. * †	216,650	3,815,207
Telular Corp.	152,975	1,076,944
Vasco Data Security International, Inc. *	213,020	1,795,759
Veeco Instruments, Inc. * (a)	72,610	1,807,263
Vishay Intertechnology, Inc. *	287,015	2,838,578
Xerox Corp. †	569,625	4,642,435

	119,189,377

Utilities—0.5%
SemGroup Corp., Class A * †	87,375	2,459,606

TOTAL COMMON STOCK (Cost $511,040,961)		506,453,689

PREFERRED STOCK—0.6%
Finance—0.6%
BAC Capital Trust IV 5.875% *	34,917	692,404
Citigroup Capital XVI 6.450% *	107,050	2,361,523
First Southern Bancorp, Inc.,144A 5.000% * Δ ‡	110	243,656

TOTAL PREFERRED STOCK (Cost $2,923,102)		3,297,583

SECURITIES LENDING COLLATERAL—1.4%
BlackRock Liquidity Fund	7,258,951	7,258,951

TOTAL SECURITIES LENDING COLLATERAL (Cost $7,258,951)		7,258,951

TOTAL LONG POSITIONS—98.6% (Cost $521,223,014)**		517,010,223

SECURITIES SOLD SHORT—(51.3%)
COMMON STOCK—(51.3%)
Basic Industries—(2.4%)
Cliffs Natural Resources, Inc.	(36,955)	(2,505,919)
Ethanex Energy, Inc. *	(648)	(20)
Gold Resource Corp.	(47,535)	(958,306)
Intrepid Potash, Inc. *	(87,500)	(2,026,500)
MAG Silver Corp. *	(83,345)	(691,764)
Molycorp, Inc. *	(22,405)	(758,409)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Basic Industries—(continued)
NewMarket Corp.	(15,985)	$(3,163,272)
Seabridge Gold, Inc. *	(76,310)	(1,739,105)
Tanzanian Royalty Exploration Corp. *	(193,370)	(527,900)
Uranerz Energy Corp. *	(83,070)	(160,325)

		(12,531,520)

Capital Goods—(4.6%)
ADA-ES, Inc. *	(68,138)	(1,398,873)
Applied Energetics, Inc. *	(238,070)	(20,236)
Applied Nanotech Holdings, Inc. *	(8,285)	(2,154)
Cavco Industries, Inc. *	(12,273)	(499,388)
DynaMotive Energy Systems Corp. *	(72,185)	(12,271)
Lindsay Corp.	(45,280)	(2,557,867)
Middleby Corp., (The) *	(16,040)	(1,464,131)
National Presto Industries, Inc.	(30,335)	(2,865,747)
PMFG, Inc. *	(94,520)	(2,190,974)
Titan International, Inc.	(135,975)	(2,928,902)
Trex Co., Inc. *	(207,215)	(4,627,111)
Twin Disc, Inc.	(85,400)	(3,620,960)
Vulcan Materials Co.	(54,155)	(1,756,788)

		(23,945,402)

Communications—(5.6%)
Ancestry.com, Inc. *	(55,190)	(1,308,555)
Aruba Networks, Inc. *	(104,245)	(2,199,570)
Cogent Communications Group, Inc. *	(157,680)	(2,682,137)
Consolidated Communications Holdings, Inc.	(156,465)	(2,889,909)
CTC Communications Group, Inc. * ‡	(98,900)	(10)
Digital Domain Media Group, Inc. *	(46,327)	(281,668)
Equinix, Inc. *	(30,165)	(3,017,103)
Interliant, Inc. * ‡	(600)	0
j2 Global Communications, Inc.	(71,770)	(1,945,685)
LinkedIn Corp., Class A *	(32,650)	(2,152,615)
LivePerson, Inc. *	(206,805)	(2,601,607)
MicroStrategy, Inc., Class A *	(22,375)	(2,755,034)
OpenTable, Inc. *	(32,700)	(1,156,599)
Rackspace Hosting, Inc. *	(118,790)	(5,153,110)
Shutterfly, Inc. *	(34,125)	(924,105)

		(29,067,707)

Consumer Durables—(1.8%)
Qsound Labs, Inc. *	(4,440)	(289)

	Number of Shares	Value
Consumer Durables—(continued)
SodaStream International Ltd. *	(60,690)	$(1,811,597)
Tesla Motors, Inc. *	(92,880)	(3,040,891)
Universal Display Corp.	(64,665)	(2,519,348)
Universal Electronics Inc. *	(110,735)	(1,807,195)

		(9,179,320)

Consumer Non-Durables—(3.5%)
Amazon.com, Inc. *	(12,075)	(2,321,902)
Amish Naturals, Inc. *	(25,959)	(156)
Blyth, Inc.	(21,545)	(1,418,092)
Cal-Maine Foods, Inc.	(117,935)	(3,993,279)
Gildan Activewear, Inc.	(59,990)	(1,432,561)
Green Mountain Coffee Roasters, Inc. *	(32,525)	(1,705,286)
Peet’s Coffee & Tea, Inc. *	(41,570)	(2,416,048)
Schiff Nutrition International, Inc. *	(91,632)	(1,089,504)
Smart Balance, Inc. *	(209,240)	(1,111,064)
SunOpta, Inc. *	(231,035)	(1,152,865)
Swisher Hygiene, Inc. *	(487,696)	(1,887,384)
Valence Technology, Inc. *	(27,585)	(25,155)

		(18,553,296)

Consumer Services—(10.9%)
Arbitron, Inc.	(88,025)	(3,310,620)
AutoNation, Inc. *	(71,620)	(2,586,198)
BJ’s Restaurants, Inc. *	(26,290)	(1,264,023)
Blue Nile, Inc. *	(157,430)	(5,980,766)
Buffalo Wild Wings, Inc. *	(51,840)	(3,342,643)
Cheesecake Factory, Inc. (The) *	(58,020)	(1,645,447)
Chipotle Mexican Grill, Inc. *	(5,800)	(1,865,048)
Fresh Market, Inc., (The) *	(19,280)	(756,354)
Groupon Inc *	(38,680)	(676,900)
Imax Corp. *	(103,880)	(2,016,311)
Intersections, Inc.	(60,369)	(623,612)
Life Time Fitness, Inc. *	(78,730)	(3,206,673)
Liquidity Services, Inc. *	(30,275)	(1,031,167)
Lululemon Athletica, Inc. *	(49,485)	(2,459,405)
Lumber Liquidators Holdings, Inc. *	(87,710)	(1,485,807)
Medifast, Inc. *	(86,690)	(1,205,858)
Netflix, Inc. *	(45,110)	(2,910,948)
Priceline.com, Inc. *	(2,665)	(1,294,897)
Red Robin Gourmet Burgers, Inc. *	(54,645)	(1,452,464)
Ritchie Bros. Auctioneers, Inc.	(236,595)	(4,866,759)
Sturm Ruger & Co., Inc.	(156,680)	(5,038,829)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Consumer Services—(continued)
Teavana Holdings, Inc.	(48,930)	$(977,132)
Texas Roadhouse, Inc.	(190,555)	(2,551,531)
Urban Outfitters, Inc. *	(100,445)	(2,710,006)
VistaPrint NV *	(62,615)	(2,048,137)

	(57,307,535)

Energy—(2.8%)
Apco Oil and Gas International, Inc.	(35,979)	(2,858,532)
Basic Energy Services, Inc. *	(109,040)	(2,054,314)
Beard Co. *	(9,710)	(1,311)
C&J Energy Services, Inc. *	(52,530)	(1,031,689)
CARBO Ceramics, Inc.	(18,500)	(2,632,920)
Crescent Point Energy Corp	(32,120)	(1,394,005)
Goodrich Petroleum Corp. *	(109,055)	(1,590,022)
Houston American Energy Corp.	(116,735)	(1,635,457)
Hyperdynamics Corp. *	(201,215)	(740,471)
Miller Energy Resources Inc *	(253,560)	(773,358)

		(14,712,079)

Finance—(0.9%)
First Cash Financial Services, Inc. *	(29,130)	(1,057,419)
Higher One Holdings Inc *	(152,950)	(2,742,394)
Value Line, Inc. Δ	(78,574)	(935,816)

		(4,735,629)

Health Care—(4.1%)
Accretive Health, Inc. *	(71,310)	(1,645,835)
athenahealth, Inc. *	(40,365)	(2,397,681)
Auxilium Pharmaceuticals Inc *	(80,265)	(1,399,019)
BioTime, Inc. *	(105,150)	(470,021)
BodyTel Scientific, Inc. *	(4,840)	(32)
CareView Communications, Inc. * Δ	(207,465)	(298,750)
HeartWare International, Inc. *	(15,860)	(1,094,340)
Hi-Tech Pharmacal Co., Inc.	(24,795)	(1,029,002)
IDEXX Laboratories, Inc. *	(15,145)	(1,138,753)
Immunomedics, Inc. *	(388,750)	(1,306,200)
MAKO Surgical Corp. *	(49,505)	(1,425,744)
Mindray Medical International Ltd. - ADR	(80,220)	(2,164,336)
Neoprobe Corp. *	(21,170)	(52,502)
NxStage Medical, Inc. *	(103,765)	(2,031,719)
Rockwell Medical Technologies, Inc. *	(96,225)	(726,499)
Sequenom, Inc. *	(168,175)	(702,972)

	Number of Shares	Value
Health Care—(continued)
SXC Health Solutions Corp *	(57,160)	$(3,362,151)

		(21,245,556)

Real Estate Investment Trusts—(0.9%)
DuPont Fabros Technology, Inc.	(105,940)	(2,386,828)
Simon Property Group, Inc.	(20,370)	(2,532,806)

		(4,919,634)

Technology—(13.4%)
3D Systems Corp. *	(156,460)	(2,442,341)
Acme Packet, Inc. *	(12,885)	(430,746)
Advent Software, Inc. *	(84,204)	(2,273,508)
ANTs Software, Inc. *	(10,334)	(103)
ARM Holdings PLC - Sponsored ADR	(193,425)	(5,468,125)
Aspen Technology, Inc. *	(154,340)	(2,754,969)
Cavium, Inc. *	(65,660)	(2,143,142)
Ciena Corp. *	(266,805)	(3,231,009)
Cirrus Logic, Inc.	(82,110)	(1,337,572)
Citrix Systems, Inc. *	(11,210)	(800,282)
CommVault Systems, Inc. *	(43,450)	(2,156,424)
Computer Programs & Systems, Inc.	(34,650)	(1,573,110)
Consygen, Inc. * ‡	(200)	0
Ener1, Inc. *	(102,820)	(9,768)
Entegris, Inc. *	(312,170)	(2,631,593)
EZchip Semiconductor Ltd. *	(29,020)	(938,217)
F5 Networks, Inc. *	(37,460)	(4,234,104)
First Solar, Inc. *	(24,865)	(1,190,039)
Function X, Inc. *	(7,322)	(49,057)
Infinera Corp. *	(163,425)	(1,127,633)
Keynote Systems, Inc. †	(82,415)	(1,510,667)
Maxwell Technologies, Inc. *	(48,745)	(827,203)
Measurement Specialties, Inc. *	(105,310)	(3,004,494)
MoSys, Inc. *	(153,340)	(479,954)
Nanometrics, Inc. *	(123,700)	(2,037,339)
Nestor, Inc. *	(15,200)	(18)
NetSuite, Inc. *	(70,765)	(2,868,813)
Opnet Technologies, Inc.	(66,225)	(2,362,246)
QLIK Technologies, Inc. *	(76,390)	(2,090,794)
RealPage, Inc. *	(120,270)	(3,010,358)
Red Hat, Inc. *	(32,550)	(1,630,104)
Riverbed Technology, Inc. *	(70,010)	(1,820,260)
Salesforce.com, Inc. *	(25,740)	(3,048,131)
Spreadtrum Communications, Inc. - ADR	(42,750)	(1,058,063)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Technology—(continued)
SuccessFactors, Inc. *	(128,690)	$(3,294,464)
Tiger Telematics, Inc. *	(6,510)	(7)
TigerLogic Corp. * Δ	(96,490)	(196,840)
Tower Semiconductor Ltd. *	(514,365)	(355,426)
Ultimate Software Group, Inc., (The) *	(27,015)	(1,791,635)
Viasat, Inc. *	(43,770)	(2,071,196)
VMware, Inc., Class A *	(22,375)	(2,163,215)
WorldGate Communications, Inc. * Δ	(582,655)	(14,566)
Xybernaut Corp. * ‡	(34,156)	0

		(70,427,535)

Utilities—(0.4%)
Cadiz, Inc. *	(72,010)	(614,965)
Clean Energy Fuels Corp. *	(128,775)	(1,686,945)

		(2,301,910)

TOTAL COMMON STOCK (Proceeds $284,503,569)		(268,927,123)

TOTAL SECURITIES SOLD SHORT —(51.3%) (Proceeds $284,503,569)		(268,927,123)

	Number of Contracts
OPTIONS WRITTEN—(0.5%)

Aflac, Inc.
Put Options
Expires 01/19/13
Strike Price $30	(1,325)	(443,875)
Bank of America
Put Options
Expires 01/19/13
Strike Price $5	(6,870)	(858,750)
Goldman Sachs Group, Inc., (The)
Put Options
Expires 01/19/13
Strike Price $105	(157)	(369,343)
Groupon, Inc,(The)
Call Options
Expires 07/21/12
Strike Price $15	(4)	(1,520)
Groupon, Inc,(The)
Call Options
Expires 01/19/13
Strike Price $20	(481)	(158,730)

	Number of Contracts	Value
JPMorgan Chase & Co.
Put Options
Expires 01/19/13
Strike Price $25	(480)	$(182,400)
JPMorgan Chase & Co.
Put Options
Expires 01/19/13
Strike Price $30	(982)	(579,380)
Walgreen Co.
Put Options
Expires 01/19/13
Strike Price $30	(705)	(222,075)

TOTAL OPTIONS WRITTEN (Premiums received $(3,034,051))		(2,816,073)

OTHER ASSETS IN EXCESS OF LIABILITIES—53.2%		279,335,849

NET ASSETS—100.0%		$524,602,876

ADR	—American Depositary Receipt
PLC	—Public Limited Company
144A

—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of November 30, 2011, these securities amounted to $2,163,727 or 0.4% of net assets. These 144A securities have not been deemed illiquid.

*	—Non-income producing.
(a)	—All or a portion of the security is on loan. At November 30, 2011, the market value of securities on loan was $7,388,914 ..
†	—Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—Primary risk exposure is equity contracts.
‡

—Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of November 30, 2011, long positions amounted to $2,163,727 or 0.4% of net assets.

Δ	—Securityhas been deemed illiquid. Less then 0.001% of the Fund’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

**	Thecost and unrealized appreciation and depreciation in the value of the invest

Aggregate cost	$521,223,014

Gross unrealized appreciation	38,109,872
Gross unrealized depreciation	(42,322,663)

Net unrealized depreciation	$(4,212,791)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011(unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of November 30, 2011 is as follows (see Notes to Portfolio of Investments):

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$13,596,887	$13,596,887		$—	$—
Capital Goods	24,027,968	24,027,968		—	—
Communications	26,804,500	26,804,500		—	—
Consumer Durables	5,510,059	5,510,059		—	—
Consumer Non-Durables	30,520,855	30,520,855		—	—
Consumer Services	72,049,597	72,049,597		—	—
Energy	25,327,707	25,327,707		—	—
Finance	112,567,704	110,647,633		—	1,920,071
Health Care	72,956,492	72,956,492		—	—
Real Estate Investment Trusts	1,442,937	1,442,937		—	—
Technology	119,189,377	119,189,377		—	—
Utilities	2,459,606	2,459,606		—	—
Preferred Stocks
Finance	3,297,583	3,053,927		—	243,656
Securities Lending Collateral	7,258,951	7,258,951			—

Total Assets	$517,010,223	$514,846,496	$		$2,163,727

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Options Written	$(2,816,073)	$(2,814,553)	$(1,520)	$—

Total Liabilities	$(2,816,073)	$(2,814,553)	$(1,520)	$—

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(15,896,655)	$(15,896,655)	$—	$—
Capital Goods	(16,959,307)	(16,959,307)	—	—
Communications	(30,125,770)	(30,125,760)	—	(10)
Consumer Durables	(9,179,320)	(9,179,320)	—	—
Consumer Non-Durables	(18,112,336)	(18,112,180)	—	(156)
Consumer Services	(64,111,849)	(64,111,849)	—	—
Energy	(14,712,079)	(14,712,079)	—	—
Finance	(1,993,235)	(1,993,235)	—	—
Health Care	(21,245,556)	(21,245,556)	—	—
Real Estate Investment Trusts	(4,919,634)	(4,919,634)	—	—
Technology	(69,369,472)	(69,369,472)	—	—
Utilities	(2,301,910)	(2,301,910)	—	—

Total Liabilities	$(268,927,123)	$(268,926,957)	$—	$(166)

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

		Common Stock	Preferred Stock

	Total Investments	Finance	Finance
Balance as of August 31, 2011	$2,369,486	$2,103,885	$265,601
Net realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(205,759)	(183,814)	(21,945)
Purchases	—	—	—
Sales	—	—	—
Transfers in *	—	—	—
Transfers out *	—	—	—

Balance as of November 30, 2011	$2,163,727	$1,920,071	$243,656

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011(unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	Portfolio of Investments

	Securities Sold Short

	Total Investments	Communications	Consumer Non-Durables
Balance as of August 31, 2011	$(10)	$(10)	$—
Net realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	—	—	—
Purchases	—	—	—
Sales	—	—	—
Transfers in *	(156)	—	(156)
Transfers out *	—	—	—

Balance as of November 30, 2011	$(166)	$(10)	$(156)

* Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer. The transfer occurred because of lack of observable market data due to decrease in market activity for this security.

The change in unrealized appreciation/(depreciation) related to investments still held at November 30, 2011 was $(205,759).

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio of Investments

	Number of Shares	Value
LONG POSITIONS—95.4%
COMMON STOCK—95.4%
Basic Industries—3.9%
Albemarle Corp. †	2,745	$149,685
Ball Corp.	3,947	138,579
Barrick Gold Corp	6,225	329,178
Crown Holdings, Inc. *	7,142	230,758
Cytec Industries, Inc. †	5,419	255,560
Globe Specialty Metals, Inc. †	16,107	240,478
Graphic Packaging Holding Co. * †	74,393	329,561
Newmont Mining Corp.	4,940	340,267
Reliance Steel & Aluminum Co.	2,335	114,672
Rock-Tenn Co., Class A	4,700	273,775
Sealed Air Corp.	9,696	170,844
Spartech Corp. * †	72,436	308,577
St Barbara Ltd *	38,260	86,169
Yamana Gold, Inc.	5,430	91,387

		3,059,490

Capital Goods—8.5%
3M Co. †	2,120	171,805
Briggs & Stratton Corp.	6,700	100,969
CIRCOR International, Inc.	3,475	112,938
CNH Global NV *	5,905	234,547
Dover Corp. †	2,905	159,688
EnPro Industries, Inc. * †	5,929	198,444
Exelis, Inc. †	6,911	61,784
Honeywell International, Inc. †	14,080	762,432
Hubbell, Inc., Class B	4,012	262,465
Hyundai Mobis	706	187,513
Illinois Tool Works, Inc. †	3,820	173,581
Kennametal, Inc. †	5,490	209,224
Manitowoc Co., Inc., (The)	11,255	124,593
Meggitt PLC	43,644	260,745
Northrop Grumman Corp.	4,255	242,833
PACCAR, Inc.	4,210	170,800
Parker-Hannifin Corp.	2,515	208,192
Precision Castparts Corp. †	1,660	273,485
Raytheon Co.	5,400	246,078
Siemens AG - Sponsored ADR †	5,868	595,074
Stanley Black & Decker, Inc.	4,025	263,356
Thomas & Betts Corp. *	4,073	211,837
TriMas Corp. * †	9,205	187,874
Tyco International Ltd. †	16,000	767,360

	Number of Shares	Value
Capital Goods—(continued)
Volvo AB - Sponsored ADR	21,156	$240,755
WESCO International, Inc. * †	5,205	265,247

		6,693,619

Communications—5.0%
Comcast Corp., Class A	14,980	339,597
Deutsche Telekom AG	20,675	267,810
Google, Inc., Class A * #	445	266,729
Liberty Media Corp., Inc - Liberty Capital, Class A * †	5,401	411,954
Monster Worldwide, Inc. * †	23,020	168,276
Netease.com, Inc. - ADR *	2,980	134,368
RigNet, Inc. * †	26,400	434,544
Shenandoah Telecommunications Co. †	6,565	72,478
Sohu.Com, Inc. *	4,225	208,884
Time Warner Cable, Inc. †	6,845	413,986
Vodafone Group PLC - Sponsored ADR †	23,135	628,115
Windstream Corp. †	41,935	493,156
Yahoo!, Inc. *	8,650	135,892

		3,975,789

Consumer Durables—1.4%
Goodyear Tire & Rubber Co., (The) * †	20,575	287,844
Hoshizaki Electric Co. Ltd.	9,175	228,429
Johnson Controls, Inc. †	6,120	192,658
Lear Corp	5,382	225,667
LISI	2,394	167,308

		1,101,906

Consumer Non-Durables—6.4%
Anheuser-Busch InBev NV - Sponsored ADR †	10,776	646,560
Coca-Cola Enterprises, Inc. †	22,420	585,610
ConAgra Foods, Inc. †	20,435	516,188
Cott Corp. *	73,115	459,162
Electronic Arts, Inc. * †	9,780	226,798
Guess?, Inc. †	12,965	364,576
Henkel AG & Co. KGaA	5,580	271,798
Kerry Group PLC, Class A *	6,342	236,906
Lorillard, Inc. †	4,030	449,829
Tyson Foods, Inc., Class A †	37,005	745,281
Unilever NV †	16,880	575,777

		5,078,485

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Consumer Services—18.3%
ANN, Inc. * †	16,697	$391,712
CBS Corp., Class B †	23,090	601,264
Century Casinos, Inc. *	40,628	95,476
Cinemark Holdings, Inc. †	20,645	404,436
CVS Caremark Corp. †	13,089	508,377
Dun & Bradstreet Corp., (The)	7,255	506,907
eBay, Inc. * †	8,875	262,611
eLong, Inc. - Sponsored ADR	15,510	227,066
Equifax, Inc. †	11,170	414,966
Expedia, Inc.	7,895	219,599
Finish Line, Inc., (The), Class A	12,911	272,164
FTI Consulting, Inc. * †	15,040	645,066
Home Depot, Inc. (The) †	12,630	495,349
IAC/InterActiveCorp.	4,360	182,597
Kohl’s Corp. †	8,588	462,034
Lowe’s Cos., Inc.	19,880	477,319
Macy’s, Inc. †	16,738	541,140
Manpower, Inc. †	11,623	425,750
McGraw-Hill Cos., Inc., (The) †	15,220	649,894
Mecox Lane Ltd. - ADR *	61,560	95,418
Moody’s Corp. †	14,265	495,138
Nordstrom, Inc. †	8,400	380,352
Odyssey Marine Exploration, Inc. *	139,350	355,343
Omnicom Group, Inc. †	11,810	509,838
Robert Half International, Inc. †	18,173	481,403
Staples, Inc.	7,327	105,582
Target Corp. †	10,062	530,267
Time Warner, Inc. †	9,725	338,527
Towers Watson & Co., Class A †	8,933	582,074
Viacom, Inc., Class B †	9,885	442,453
Wal-Mart Stores, Inc. †	6,960	409,944
Walgreen Co.	12,065	406,832
Williams-Sonoma, Inc.	10,415	393,375
WPP PLC	42,770	448,240
Wright Express Corp. *	10,970	575,706
Xylem Inc	5,616	134,222

		14,468,441

Energy—5.1%
Canadian Natural Resources Ltd.	7,860	293,571
EnerSys *	7,686	184,848
EOG Resources, Inc. †	6,348	658,542
Epsilon Energy Ltd *	73,330	194,118

	Number of Shares	Value
Energy—(continued)
Exxon Mobil Corp.	6,650	$534,926
Noble Energy, Inc. † #	4,925	484,571
Occidental Petroleum Corp. †	3,200	316,480
Rosetta Resources, Inc. * †	6,799	369,458
Royal Dutch Shell PLC ADR	5,570	389,900
SM Energy Co.	5,960	473,760
Xtreme Coil Drilling Corp. *	35,085	90,813

		3,990,987

Finance—18.0%
ACE Ltd. †	6,511	452,710
American Express Co. †	5,070	243,563
Barclays PLC - Sponsored ADR †	29,824	347,450
Berkshire Hathaway, Inc., Class B * †	5,895	464,290
Capital One Financial Corp. †	15,460	690,444
Citigroup, Inc. †	24,051	660,921
Comerica, Inc. †	21,885	551,940
Discover Financial Services †	22,113	526,732
East West Bancorp, Inc.	21,525	421,244
Fifth Third Bancorp †	63,250	764,693
Goldman Sachs Group, Inc., (The) †	4,510	432,329
Huntington Bancshares, Inc.	101,640	533,610
JPMorgan Chase & Co. †	23,382	724,141
Marsh & McLennan Cos., Inc. †	15,190	458,586
MetLife, Inc. †	12,014	378,201
Morgan Stanley †	23,215	343,350
PNC Financial Services Group, Inc. †	11,295	612,302
Raymond James Financial, Inc. †	24,005	715,589
SLM Corp. †	46,043	593,034
State Street Corp. †	10,557	418,585
SunTrust Banks, Inc.	25,685	465,669
TD Ameritrade Holding Corp. †	35,195	573,327
Torchmark Corp. †	10,345	440,594
Travelers Cos., Inc., (The)	7,820	439,875
US Bancorp †	25,795	668,606
Validus Holdings Ltd.	15,290	460,076
Wells Fargo & Co. †	32,828	848,932

		14,230,793

Health Care—9.5%
AmerisourceBergen Corp. †	10,910	405,307
Amgen, Inc. †	5,777	334,546
Bayer AG - Sponsored ADR †	2,845	186,945

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Health Care—(continued)
CareFusion Corp. * †	12,803	$317,258
Covidien PLC †	7,064	321,765
DaVita, Inc. * †	6,680	508,882
Exactech, Inc. *	12,544	189,540
Express Scripts, Inc. *	11,915	543,920
Hologic, Inc. *	9,434	166,133
Humana, Inc. †	4,735	419,900
ICON PLC, Sponsored ADR *	13,429	228,427
Johnson & Johnson †	4,655	301,272
McKesson Corp. †	5,565	452,490
Omnicare, Inc. †	14,145	461,268
PAREXEL International Corp. *	8,497	170,365
Pfizer, Inc. †	20,340	408,224
Quest Diagnostics, Inc. †	7,530	441,710
Roche Holding AG - Sponsored ADR †	7,290	289,486
Sanofi	6,534	228,755
Stryker Corp. †	4,453	217,440
UnitedHealth Group, Inc.	9,800	477,946
WellPoint, Inc.	5,940	419,067

		7,490,646

Technology—18.1%
Accenture PLC, Class A †	8,157	472,535
Alliance Data Systems Corp. * †	1,900	194,579
Amdocs Ltd. * †	20,990	592,758
Analog Devices, Inc. †	10,241	357,001
Apple, Inc. * †	1,870	714,714
Arrow Electronics, Inc. * †	15,162	554,323
Avnet, Inc. * †	13,270	395,313
BMC Software, Inc. *	11,555	412,051
CA, Inc. †	20,393	432,332
CACI International, Inc., Class A * †	6,695	377,464
CDC Software Corp. - ADR * ‡	54,213	101,920
CGI Group, Inc., Class A * †	18,220	335,795
Cisco Systems, Inc.	32,195	600,115
CSR PLC - ADR *	5,806	62,647
EMC Corp. * †	31,362	721,640
Flextronics International Ltd. * †	85,684	511,533
Generac Holdings, Inc. * †	13,395	335,813
Harris Corp. †	16,380	583,128
Hewlett-Packard Co. †	11,972	334,617
Ingram Micro, Inc., Class A * †	40,420	727,964

	Number of Shares	Value
Technology—(continued)
International Business Machines Corp.	1,528	$287,264
ITT Corp * †	2,325	46,895
Microsoft Corp. †	26,020	665,592
Oracle Corp. †	24,557	769,862
Seagate Technology PLC	27,060	462,726
STMicroelectronics NV †	42,913	271,639
Symantec Corp. * †	24,633	402,750
TE Connectivity Ltd. †	6,530	207,066
TeleTech Holdings, Inc. *	11,467	201,934
Texas Instruments, Inc. †	16,460	495,446
United Technologies Corp.	1,880	144,008
Western Digital Corp. * †	18,110	526,458
Western Union Co., (The) †	18,260	318,454
Xerox Corp. †	85,848	699,648

		14,317,984

Transportation—0.7%
UTi Worldwide, Inc.	32,395	504,066

		504,066

Utilities—0.5%
AES Corp., (The) *	11,675	141,034
PG&E Corp.	3,855	149,728
SemGroup Corp., Class A * †	3,105	87,406

		378,168

TOTAL COMMON STOCKS (Cost $75,931,828)		75,290,374

TOTAL LONG POSITIONS—95.4% (Cost $75,931,828)**		75,290,374

SECURITIES SOLD SHORT—(36.1%)
COMMON STOCK—(36.1%)
Basic Industries—(0.9%)
AMETEK, Inc.	(2,735)	(117,167)
Bemis Co., Inc.	(4,599)	(135,625)
Haynes International, Inc. †	(1,225)	(73,451)
Seabridge Gold, Inc. *	(3,964)	(90,340)
Sun Hydraulics Corp.	(3,155)	(79,380)
Tennant CO	(2,225)	(93,406)
Texas Industries, Inc.	(5,919)	(149,928)

		(739,297)

Capital Goods—(3.5%)
AAON, Inc.	(4,575)	(100,238)
Acuity Brands, Inc.	(4,986)	(250,547)
Donaldson Co., Inc.	(1,670)	(114,145)
Eldorado Gold Corp	(6,000)	(108,947)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Capital Goods—(continued)
Graco, Inc.	(2,007)	$(86,281)
HomeAway, Inc. *	(2,740)	(71,678)
KEYW Holding Corp., (The) *	(7,093)	(57,666)
Kubota Corp. - Sponsored ADR	(2,415)	(108,675)
Lindsay Corp.	(1,740)	(98,293)
Manitex International, Inc. *	(11,110)	(48,440)
Middleby Corp., (The) *	(2,976)	(271,649)
National Presto Industries, Inc.	(1,495)	(141,233)
Nordson Corp.	(1,485)	(69,884)
Otter Tail Corp.	(3,070)	(66,558)
PMFG, Inc. *	(4,395)	(101,876)
RTI International Metals, Inc. *	(6,725)	(183,593)
Simpson Manufacturing Co., Inc.	(8,207)	(271,652)
Titan Machinery, Inc. *	(3,390)	(73,563)
Trex Co., Inc. *	(4,665)	(104,169)
Twin Disc, Inc.	(3,500)	(148,400)
Vulcan Materials Co.	(4,427)	(143,612)
Watsco, Inc.	(1,753)	(111,316)

		(2,732,415)

Communications—(3.8%)
AMC Networks, Inc. *	(10,025)	(360,900)
Ancestry.com, Inc. *	(1,640)	(38,884)
Calix, Inc. *	(27,680)	(249,674)
Cbeyond, Inc. *	(23,025)	(170,615)
Cincinnati Bell, Inc. *	(80,175)	(235,715)
Cogent Communications Group, Inc. *	(6,815)	(115,923)
Equinix, Inc. *	(3,600)	(360,072)
Frontier Communications Corp	(20,120)	(115,086)
Level 3 Communications, Inc. *	(15,430)	(318,012)
LinkedIn Corp., Class A *	(565)	(37,250)
NII Holdings, Inc. *	(3,325)	(76,508)
Oclaro, Inc. *	(40,650)	(126,422)
OpenTable, Inc. *	(1,200)	(42,444)
Qihoo 360 Technology Co., Ltd. - ADR *	(5,085)	(83,496)
Rackspace Hosting, Inc. *	(5,559)	(241,149)
Sprint Nextel Corp. *	(47,960)	(129,492)
Tata Communications Ltd. - ADR	(18,420)	(136,124)
tw telecom, Inc. *	(11,170)	(209,884)

		(3,047,650)

Consumer Durables—(1.8%)
Elekta AB, B Shares	(3,665)	(155,275)
Ethan Allen Interiors, Inc.	(12,620)	(256,186)

	Number of Shares	Value
Consumer Durables—(continued)
KB Home	(27,000)	$(198,180)
LKQ Corp. *	(7,430)	(226,838)
Sherwin-Williams Co., (The)	(1,754)	(152,300)
Vera Bradley, Inc. *	(7,305)	(280,512)
Whirlpool Corp.	(3,883)	(190,500)

		(1,459,791)

Consumer Non-Durables—(2.9%)
Clorox Co., (The)	(5,045)	(327,723)
Flowers Foods, Inc.	(16,259)	(321,440)
Green Mountain Coffee Roasters, Inc. *	(4,445)	(233,051)
K-Swiss, Inc., Class A *	(56,010)	(159,068)
Luxottica Group SPA - Sponsored ADR	(8,909)	(254,530)
LVMH Moet Hennessy Louis Vuitton SA - Unsponsored ADR	(9,165)	(287,506)
Majesco Entertainment Co. *	(72,885)	(202,620)
Tootsie Roll Industries, Inc.	(15,510)	(373,946)
WMS Industries, Inc. *	(5,092)	(106,779)

		(2,266,663)

Consumer Services—(8.1%)
Amazon.com, Inc. *	(455)	(87,492)
Angie’s List, Inc. *	(6,900)	(79,730)
AutoNation, Inc. *	(4,289)	(154,876)
Blue Nile, Inc. *	(10,250)	(389,398)
Buffalo Wild Wings, Inc. *	(5,575)	(359,476)
Cenveo, Inc. *	(69,070)	(210,664)
Churchill Downs, Inc.	(2,636)	(127,951)
Clean Harbors, Inc. *	(822)	(49,295)
Concur Technologies, Inc. *	(5,609)	(264,913)
Ctrip.Com International Ltd - ADR *	(1,925)	(52,360)
Fresh Market, Inc., (The) *	(9,380)	(367,977)
Iron Mountain, Inc.	(7,552)	(229,354)
Old Dominion Freight Line, Inc. *	(5,000)	(194,050)
Pegasystems, Inc.	(6,619)	(191,157)
Pool Corp.	(3,465)	(105,683)
Red Robin Gourmet Burgers, Inc. *	(12,475)	(331,586)
Regal Entertainment Group, Class A	(26,460)	(377,055)
Ritchie Bros. Auctioneers, Inc.	(16,181)	(332,843)
Rollins, Inc.	(18,121)	(402,286)
Shutterfly, Inc. *	(2,040)	(55,243)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Consumer Services—(continued)
Sinclair Broadcasting Group, Inc., Class A	(36,620)	$(378,651)
Sonic Corp. *	(44,408)	(313,520)
Sturm Ruger & Co., Inc.	(3,486)	(112,110)
Sysco Corp.	(7,955)	(227,036)
Texas Roadhouse, Inc.	(24,406)	(326,796)
United Natural Foods, Inc. *	(8,497)	(325,690)
Vail Resorts, Inc.	(2,073)	(92,249)
Winn-Dixie Stores, Inc. *	(42,584)	(235,490)

		(6,374,931)

Energy—(2.7%)
Apco Oil and Gas International, Inc.	(1,082)	(85,965)
Baytex Energy Corp.	(1,385)	(71,290)
C&J Energy Services, Inc. *	(2,500)	(49,100)
Chesapeake Energy Corp.	(9,070)	(229,834)
Concho Resources, Inc. *	(1,900)	(193,078)
Continental Resources, Inc. *	(3,129)	(220,876)
Core Laboratories NV	(1,630)	(189,162)
Crescent Point Energy Corp.	(5,925)	(257,634)
EXCO Resources, Inc.	(6,025)	(71,758)
Forest Oil Corp. *	(11,465)	(183,899)
Gasfrac Energy Services, Inc. *	(9,790)	(74,292)
Range Resources Corp.	(1,345)	(96,450)
Resolute Energy Corp. *	(15,205)	(206,028)
RPC, Inc.	(4,912)	(95,882)
Southwestern Energy Co. *	(2,925)	(111,296)

		(2,136,544)

Exchange Traded Funds—(0.3%)
iPath Dow Jones-UBS Copper Subindex Total Return ETN *	(2,465)	(113,390)
SPDR Gold Shares *	(685)	(116,539)

		(229,929)

Finance—(4.5%)
China Ceramics Co., Ltd. *	(19,990)	(54,973)
City National Corp.	(2,950)	(125,139)
CVB Financial Corp.	(21,814)	(214,432)
First Cash Financial Services, Inc. *	(4,000)	(145,200)
FirstMerit Corp.	(3,470)	(50,697)
Gain Capital Holdings, Inc.	(33,200)	(221,444)
Glacier Bancorp, Inc.	(19,430)	(233,354)
Greenhill & Co., Inc.	(1,220)	(47,043)
Hancock Holding Co.	(5,328)	(162,690)

	Number of Shares	Value
Finance—(continued)
Iberiabank Corp.	(4,922)	$(245,214)
KBW, Inc.	(9,220)	(125,669)
MB Financial, Inc.	(6,673)	(113,308)
Republic Bancorp, Inc., Class A	(3,963)	(84,016)
Royal Bank of Canada	(3,811)	(175,268)
TCF Financial Corp.	(19,035)	(191,492)
Textainer Group Holdings Ltd.	(8,750)	(237,125)
Tompkins Financial Corp.	(5,233)	(209,843)
Toronto-Dominion Bank, (The)	(2,355)	(166,993)
UMB Financial Corp.	(5,061)	(180,678)
Valley National Bancorp	(12,573)	(148,361)
Westamerica Bancorporation	(5,354)	(245,802)
World Acceptance Corp. *	(2,475)	(169,835)

		(3,548,576)

Health Care—(1.4%)
AstraZeneca PLC - Sponsored ADR	(1,274)	(58,579)
athenahealth, Inc. *	(5,870)	(348,678)
IDEXX Laboratories, Inc. *	(1,779)	(133,763)
Lundbeck (H.) A/S	(4,641)	(89,649)
Orion OYJ, Class B	(4,480)	(90,899)
Stericycle, Inc. *	(3,572)	(289,403)
STERIS Corp.	(4,181)	(125,723)

		(1,136,694)

Technology—(5.6%)
Alvarion Ltd. *	(125,289)	(106,496)
Aspen Technology, Inc. *	(14,867)	(265,376)
Aviat Networks, Inc. *	(51,120)	(89,971)
Ciena Corp. *	(13,955)	(168,995)
Cirrus Logic, Inc. *	(17,128)	(279,015)
CSR PLC	(22,318)	(61,276)
Dassault Systemes SA	(3,091)	(252,111)
First Solar, Inc. *	(2,068)	(98,974)
Infinera Corp. *	(28,040)	(193,476)
Itron, Inc. *	(6,143)	(217,646)
Logitech International SA *	(19,141)	(157,913)
Marchex, Inc., Class B	(9,210)	(63,641)
National Instruments Corp.	(10,950)	(287,985)
NetSuite, Inc. *	(9,296)	(376,860)
Red Hat, Inc. *	(6,767)	(338,891)
Salesforce.com, Inc. *	(2,023)	(239,564)
Skyworks Solutions, Inc. *	(14,662)	(239,137)
Syntel, Inc.	(7,178)	(343,396)
Total Systems Services, Inc.	(4,675)	(93,687)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Technology—(continued)
Tri-Tech Holding, Inc. *	(18,180)	$(70,538)
VMware, Inc., Class A *	(2,487)	(240,443)
Wipro Ltd. - ADR	(21,303)	(204,509)

		(4,389,900)

Transportation—(0.2%)
CH Robinson Worldwide, Inc.	(2,284)	(156,477)

Utilities—(0.4%)
Aqua America, Inc.	(3,603)	(78,906)
Consolidated Edison, Inc.	(1,449)	(86,100)
NextEra Energy, Inc.	(618)	(34,262)
Wisconsin Energy Corp.	(1,263)	(41,906)
Xcel Energy, Inc.	(1,875)	(49,290)

		(290,464)

TOTAL COMMON STOCK (Proceeds $29,726,643)		(28,509,331)

TOTAL SECURITIES SOLD SHORT—(36.1%) (Proceeds $29,726,643)		(28,509,331)

	Number of Contracts
OPTIONS WRITTEN—(0.1%)
Google, Inc. Call Options Expires 06/16/12 Strike Price $700	(4)	(7,800)
Noble Energy, Inc. Call Options Expires 01/12/12 Strike Price $100	(37)	(16,650)

TOTAL OPTIONS WRITTEN (Premiums received $17,993)		(24,450)

OTHER ASSETS IN EXCESS OF LIABILITIES—40.8%		32,181,349

NET ASSETS—100.0%		$78,937,942

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of November 30, 2011, Long postions amounted to $101,920 or 0.1% of net assets.
††	—	Primary risk exposure is equity contracts.

**	—	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost	$75,931,828

Gross unrealized appreciation	3,346,567
Gross unrealized depreciation	(3,988,020)

Net unrealized depreciation	$(641,453)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of November 30, 2011 is as follows (see Notes to Portfolio of Investments):

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment in securities *
Basic Industries	$2,715,203	$2,715,203	$—	$—
Capital Goods	7,224,851	7,224,851	—	—
Communications	3,975,789	3,975,789	—	—
Consumer Durables	1,101,906	1,101,906	—	—
Consumer Non-Durables	5,078,485	5,078,485	—	—
Consumer Services	14,468,441	14,468,441	—	—
Energy	3,990,987	3,990,987	—	—
Finance	14,230,793	14,230,793	—	—
Health Care	7,303,701	7,303,701	—	—
Technology	14,317,984	14,216,064	—	101,920
Transportation	504,066	504,066	—	—
Utilities	378,168	378,168	—	—

Total Assets	$75,290,374	$75,188,454	$—	$101,920

Written Options	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Contracts *	$(24,450)	$—	$(24,450)	$—

Total Liabilities	$(24,450)	$—	$(24,450)	$—

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities sold short *	$(28,509,331)	$(28,509,331)	$—	$—

Total Liabilities	$(28,509,331)	$(28,509,331)	$—	$—

*	see Portfolio of Investments detail for country and security type breakout

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

Long Positions
	Total Investments	Technology
Balance as of August 31, 2011	$—	$—
Net realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in **	101,920	101,920
Transfers out **	—	—

Balance as of November 30, 2011	$101,920	$101,920

Securities Sold Short
	Total Investments	Consumer Durables
Balance as of August 31, 2011	$(13,020)	$(13,020)
Net realized gain/(loss)	7,064	7,064
Change in unrealized appreciation/(depreciation)	—	—
Purchases	5,956	5,956
Sales	—	—
Transfers in **	—	—
Transfers out **	—	—

Balance as of November 30, 2011	$—	$—

** Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer. The transfer occurred because of lack of observable market data due to decrease in market activity for this security. The change in unrealized appreciation/(depreciation) related to investments still held at November 30, 2011 was $0.

The accompanying notes are an integral part of the portfolio of investments

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio of Investments

	Number of Shares	Value
COMMON STOCK—95.5%
Basic Industries—0.3%
Ball Corp.	22,190	$779,091

Capital Goods—5.6%
Actuant Corp., Class A	39,015	894,224
Dover Corp.	28,055	1,542,183
Illinois Tool Works, Inc.	66,880	3,039,027
Ingersoll-Rand PLC	51,390	1,702,037
Parker-Hannifin Corp.	30,432	2,519,161
Stanley Black & Decker, Inc.	19,175	1,254,620
Tyco International Ltd.	32,190	1,543,832
Volvo AB - Sponsored ADR	105,680	1,202,638

		13,697,722

Communications—2.2%
Monster Worldwide, Inc. *	52,835	386,224
Vodafone Group PLC - Sponsored ADR	179,118	4,863,054

		5,249,278

Consumer Durables—0.5%
Thor Industries, Inc.	34,480	834,416
Tower International, Inc. * (a)	34,981	371,498

		1,205,914

Consumer Non-Durables—6.4%
Electronic Arts, Inc. *	134,825	3,126,592
Jones Group, Inc. (The)	112,960	1,225,616
Mattel, Inc.	123,315	3,552,705
Matthews International Corp., Class A	17,440	578,485
PepsiCo, Inc.	72,620	4,647,680
Philip Morris International, Inc.	32,165	2,452,260

		15,583,338

Consumer Services—17.0%
Carnival Corp	37,260	1,237,032
CEC Entertainment, Inc.	23,030	775,650
eBay, Inc. *	97,620	2,888,576
Equifax, Inc.	59,570	2,213,025
Expedia, Inc. #	115,433	3,210,769
HSN, Inc. #	20,785	744,103
IAC/InterActiveCorp.	39,305	1,646,093
Kohl’s Corp.	82,386	4,432,367
Manpower, Inc.	71,180	2,607,323
Men’s Wearhouse, Inc., (The)	24,235	674,460
Omnicom Group, Inc.	69,230	2,988,659
Pantry, Inc. (The) *	16,060	198,662
Regis Corp.	119,850	1,943,967
Rent-A-Center, Inc. #	76,165	2,738,132

	Number of Shares	Value
Consumer Services—(continued)
Target Corp.	79,385	$4,183,590
Towers Watson & Co., Class A	34,275	2,233,359
Viacom, Inc., Class B	53,825	2,409,207
Wal-Mart Stores, Inc.	24,325	1,432,743
Walt Disney Co. (The)	31,745	1,138,058
Wright Express Corp. *	29,920	1,570,202

		41,265,977

Energy—9.7%
Apache Corp.	11,225	1,116,214
Canadian Natural Resources Ltd.	32,155	1,200,668
Chevron Corp.	28,755	2,956,589
EOG Resources, Inc.	50,340	5,222,272
Exxon Mobil Corp.	32,160	2,586,950
Occidental Petroleum Corp.	47,370	4,684,893
PetroBakken Energy Ltd., Class A (a)	46,230	450,160
Royal Dutch Shell PLC ADR	53,935	3,775,450
SM Energy Co.	18,140	1,441,949

		23,435,145

Finance—23.1%
ACE Ltd.	35,915	2,497,170
Alleghany Corp. * (a)	6,792	1,956,096
Axis Capital Holdings Ltd.	40,500	1,293,165
BB&T Corp.	126,140	2,922,664
Bond Street Holdings, Inc.
Class A 144A ‡ *	63,670	1,452,313
Capital One Financial Corp.	71,065	3,173,763
Citigroup, Inc. #	106,802	2,934,919
Federated Investors, Inc., Class B	56,805	901,495
Fifth Third Bancorp	144,465	1,746,582
First Southern Bancorp, Inc. Class B 144A * ‡	17,550	170,937
Flagstone Reinsurance Holdings S.A.	82,155	672,028
Hanover Insurance Group, Inc., (The)	26,490	955,759
Hercules Technology Growth Capital, Inc.	64,365	607,606
Huntington Bancshares, Inc.	284,275	1,492,444
J.G. Wentworth, Inc. Δ * ‡ ±	—	0
JPMorgan Chase & Co.	196,035	6,071,204
Loews Corp.	92,834	3,567,611
Maiden Holdings Ltd.	33,620	292,494
MetLife, Inc.	92,495	2,911,743

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	Portfolio of Investments

	Number of Shares	Value
Finance—(continued)
NBH Holdings Corp., Class A 144A * ‡	40,025	$649,205
Peoples Choice Financial Corp. 144A * Δ ‡	1,465	0
Raymond James Financial, Inc.	39,720	1,184,053
SLM Corp.	166,590	2,145,679
Solar Cayman Ltd. 144A *	19,375	0
State Street Corp.	57,905	2,295,933
Torchmark Corp.	29,835	1,270,673
Travelers Cos., Inc., (The)	64,165	3,609,281
Unum Group	59,601	1,341,619
Validus Holdings Ltd.	57,289	1,723,826
Wells Fargo & Co.	144,990	3,749,441
White Mountains Insurance Group Ltd.	6,110	2,593,084

		56,182,787

Health Care—15.5%
AmerisourceBergen Corp.	19,220	714,023
Amgen, Inc.	91,975	5,326,272
Becton, Dickinson & Co.	18,560	1,369,357
Cardinal Health, Inc.	39,425	1,673,985
CareFusion Corp. *	40,220	996,652
Covidien PLC	63,040	2,871,472
Hologic, Inc. *	41,655	733,545
Humana, Inc.	36,490	3,235,933
Johnson & Johnson	65,440	4,235,277
McKesson Corp.	37,340	3,036,115
Medtronic, Inc.	34,770	1,266,671
Pfizer, Inc.	429,811	8,626,307
UnitedHealth Group, Inc.	38,610	1,883,010
WellPoint, Inc.	23,520	1,659,336

		37,627,955

Real Estate Investment Trusts—0.6%
Ashford Hospitality Trust, Inc. (a)	51,620	410,895
Colony Financial, Inc.	54,430	805,564
Terreno Realty Corp.	12,095	154,816
TMST, Inc. *	191,097	0

		1,371,275

Technology—14.3%
Amdocs Ltd. *	57,570	1,625,777
Arrow Electronics, Inc. *	33,354	1,219,422
Avnet, Inc. *	50,535	1,505,438
BancTec, Inc., 144A (a) * ‡	15,732	38,858
BMC Software, Inc. *	18,340	654,004

	Number of Shares	Value
Technology—(continued)
CA, Inc.	115,430	$2,447,116
Dun & Bradstreet Corp., (The)	17,925	1,252,420
Flextronics International Ltd. *	420,986	2,513,286
Heartland Payment Systems, Inc.	33,775	761,626
International Business Machines Corp.	20,015	3,762,820
Lexmark International, Inc., Class A	36,735	1,229,153
Microsemi Corp. *	36,575	649,572
Microsoft Corp.	168,410	4,307,928
Oracle Corp. #	127,485	3,996,655
Seagate Technology PLC	78,215	1,337,476
TE Connectivity Ltd.	122,275	3,877,340
Texas Instruments, Inc.	40,320	1,213,632
Western Union Co., (The)	136,910	2,387,710

		34,780,233

Utilities—0.3%
SemGroup Corp., Class A *	29,640	834,366

TOTAL COMMON STOCK (Cost $232,275,544)		232,013,081

PREFERRED STOCK—0.0%
Finance—0.0%
First Southern Bancorp, Inc.,144A 5.000% ‡	30	66,452

TOTAL PREFERRED STOCK (Cost $30,000)		66,452

INVESTMENT COMPANY—0.1%
Finance—0.1%
THL Credit, Inc.	25,785	309,420

		309,420

TOTAL INVESTMENT COMPANY (Cost $333,960)		309,420

	Par (000)	Value
CORPORATE BONDS—0.0%
MBIA Insurance Corp. 144A† ##
14.00% 01/15/33	151	63,420

TOTAL CORPORATE BONDS (Cost $149,007)		63,420

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	Portfolio of Investments

	Number of Shares	Value
SECURITIES LENDING COLLATERAL—1.1%
BlackRock Liquidity Fund	2,613,655	$2,613,655

TOTAL SECURITIES LENDING COLLATERAL (Cost $2,613,655)		2,613,655

TOTAL INVESTMENTS—96.7% (Cost $235,402,166)**		235,066,028

	Number of Contracts
OPTIONS WRITTEN—0.0%
Citigroup, Inc. Call Options Expires 01/21/12 Strike Price $4	(1,640)	(1,640)
Citigroup, Inc. Call Options Expires 01/19/13 Strike Price $6	(2,714)	(5,428)
Expedia, Inc. Call Options Expires 01/21/12 Strike Price $35	(352)	(3,520)
HSN, Inc. Call Options Expires 12/17/11 Strike Price $40	(207)	(1,035)
Oracle Corp. Call Options Expires 01/21/12 Strike Price $35	(1,036)	(30,044)
Rent-A-Center Call Options Expires 12/21/11 Strike Price $35	(392)	(60,760)

TOTAL OPTIONS WRITTEN (Premiums received $(484,798))		(102,427)

OTHER ASSETS IN EXCESS OF LIABILITIES—3.3%		8,021,561

NET ASSETS—100.0%		$242,985,162

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of November 30, 2011, these securities amounted to $2,441,185 or 1.00% of net assets. These 144A securities have not been deemed illiquid.
*	—	Non-income producing.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of November 30, 2011, these securities amounted to $2,377,765 or 1.0% of net assets.
±	—	Total shares owned by the Fund as of November 30, 2011 were less than one share.

†	—	Adjustable rate security.
#	—	Security segregated as collateral for options written.
##	—	Callable security.
(a)	—	All or a portion of the security is on loan. At November 30, 2011, the market value of the securities on loan was $2,540,956
Δ	—	Security has been deemed illiquid. Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.
††	—	Primary risk exposure is equity contracts.
**	—	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost	$235,402,166

Gross unrealized appreciation	15,458,854
Gross unrealized depreciation	(15,794,992)

Net unrealized depreciation	$(336,138)

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of November 30, 2011 is as follows (see Notes to Portfolio of Investments):

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$779,091	$779,091	$—	$—
Capital Goods	13,697,722	13,697,722	—	—
Communications	5,249,278	5,249,278	—	—
Consumer Durables	1,205,914	1,205,914	—	—
Consumer Non-Durables	15,583,338	15,583,338	—	—
Consumer Services	41,265,977	41,265,977	—	—
Energy	23,435,145	23,435,145	—	—
Finance	56,182,787	53,910,332	—	2,272,455
Health Care	37,627,955	37,627,955	—	—
Real Estate Investment Trusts	1,371,275	1,371,275	—	—
Technology	34,780,233	34,741,375	—	38,858
Utilities	834,366	834,366	—	—
Preferred Stocks	66,452	—	—	66,452
Investment Company	309,420	309,420	—	—
Corporate Bonds	63,420	—	63,420	—
Securities Lending Collateral	2,613,655	2,613,655	—	—

Total Assets	$235,066,028	$232,624,843	$63,420	$2,377,765

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Options Written
Equity Contracts	$(102,427)	$—	$(102,427)	$—

Total Liabilities	$(102,427)	$—	$(102,427)	$—

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value

		Common Stock		Preferred Stock
	Total Investments	Finance	Technology	Finance
Balance as of August 31, 2011	$2,262,890	$2,140,740	$49,713	$72,437
Net realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	114,875	131,715	(10,855)	(5,985)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in *	—	—	—	—
Transfers out *	—	—	—	—

Balance as of November 30, 2011	$2,377,765	$2,272,455	$38,858	$66,452

* Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer.

The change in unrealized appreciation/(depreciation) related to investments still held at November 30, 2011 was $114,875.

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO WPG SMALL/MICRO CAP VALUE FUND	Portfolio of Investments

	Number of Shares	Value

COMMON STOCK—98.3%
Basic Industries—1.6%
GrafTech International Ltd. *	6,200	$89,528
OM Group, Inc. *	8,800	200,200
Schweitzer-Mauduit International, Inc.	3,400	242,148

		531,876

Capital Goods—13.2%
Columbus McKinnon Corp. *	36,100	453,416
Flow International Corp. *	34,020	89,132
Global Power Equipment Group, Inc. *	10,900	253,752
Globe Specialty Metals, Inc.	27,900	416,547
Horsehead Holding Corp. *	50,400	468,216
ICF International, Inc. *	11,000	285,340
Matrix Service Co. *	31,800	297,648
Orion Marine Group, Inc. *	35,530	213,535
RTI International Metals, Inc. *	4,300	117,390
Trinity Industries, Inc.	7,400	211,492
Tutor Perini Corp. *	41,100	677,739
Wabash National Corp. *	140,600	1,032,004

		4,516,211

Communications—2.6%
Digital River, Inc. *	11,900	190,281
Fairpoint Communications, Inc. (a)*	27,380	130,055
Neutral Tandem, Inc. *	37,700	407,537
Saba Software, Inc. *	23,700	159,975

		887,848

Consumer Durables—2.4%
La-Z-Boy, Inc. *	20,100	198,990
Libbey, Inc. *(a)	50,200	609,930

		808,920

Consumer Non-Durables—3.1%
Brown Shoe Co., Inc. (a)	40,800	342,312
Chiquita Brands International, Inc. *	48,600	403,866
Dole Food Co., Inc. *	7,600	64,220
Jones Group, Inc. (The)	23,500	254,975

		1,065,373

Consumer Services—15.8%
ABM Industries, Inc.	16,000	347,680
AMN Healthcare Services, Inc. *	34,410	157,942
Body Central Corp. *	8,200	175,316
Casual Male Retail Group, Inc. *	67,180	216,991

	Number of Shares	Value

Consumer Services—(continued)
Corrections Corp. of America *	7,100	$149,100
Cross Country Healthcare, Inc. *	11,200	57,904
FTI Consulting, Inc. *(a)	7,800	334,542
Geo Group, Inc., (The) *	59,700	1,056,690
Hackett Group, Inc. (The) *	100,010	378,038
MDC Partners, Inc., Class A	32,900	477,050
Navigant Consulting, Inc. *	54,100	609,707
New Frontier Media, Inc. *	19,590	21,353
Pantry, Inc. (The) *	14,790	182,952
Penske Automotive Group, Inc. (a)	11,300	229,277
Providence Service Corp. *	48,460	567,467
TMS International Corp.,Class A *	45,300	453,000

		5,415,009

Energy—3.3%
Approach Resources, Inc. *(a)	18,600	581,808
BPZ Resources, Inc. *	23,600	75,284
Energy Partners Ltd. *	17,900	247,378
GeoMet, Inc. *	71,270	76,259
Global Geophysical Services, Inc. *	3,150	21,924
Newpark Resources, Inc. *	16,260	145,690

		1,148,343

Finance—21.7%
A.B. Watley Group, Inc., 144A *Δ	93,855	258
Alterra Capital Holdings Ltd.	13,700	314,415
Boston Private Financial Holdings, Inc.	78,700	611,499
CNO Financial Group, Inc. *	72,700	459,464
Delphi Financial Group, Inc., Class A	12,500	343,750
Encore Bancshares, Inc. *(a)	21,460	258,915
ESSA Bancorp, Inc.	12,320	136,875
FBR & Co. *(a)	118,530	224,022
Global Indemnity PLC *	20,830	392,437
Great American Group, Inc. *	76,190	15,733
Home Bancshares, Inc.	17,800	442,508
Maiden Holdings Ltd.	62,100	540,270
Meadowbrook Insurance Group, Inc.	70,200	716,040
Nelnet, Inc., Class A	15,030	344,337
Ocwen Financial Corp. *	40,200	529,434
OmniAmerican Bancorp, Inc. *	2,900	42,920
SCBT Financial Corp.	8,700	247,776

The accompanying notes are an integral part of the portfolio of investments

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO WPG SMALL/MICRO CAP VALUE FUND (continued)	Portfolio of Investments

	Number of Shares	Value

Finance—(continued)
Simmons First National Corp., Class A	9,400	$249,100
United Financial Bancorp, Inc.	10,280	173,424
Validus Holdings Ltd.	12,000	361,080
ViewPoint Financial Group	29,710	381,476
Western Alliance Bancorp *	62,770	394,823
WSFS Financial Corp.	7,560	276,242

		7,456,798

Health Care—6.7%
Accuray, Inc. *	50,900	204,109
Alere, Inc. *	18,200	425,698
eResearch Technology, Inc. *	82,400	377,392
ICU Medical, Inc. *	3,150	138,632
Medical Action Industries, Inc. *	47,400	225,150
Natus Medical, Inc. *	42,400	354,888
Symmetry Medical, Inc. *	27,830	217,909
Teleflex, Inc.	5,600	340,928

		2,284,706

Real Estate Investment Trusts—9.5%
American Campus Communities, Inc.	3,300	129,822
American Capital Agency Corp.	15,500	444,695
Campus Crest Communities, Inc. (a)	53,200	536,256
Chatham Lodging Trust	8,500	91,035
CreXus Investment Corp.	40,500	395,280
Government Properties Income Trust	11,900	258,825
Highwoods Properties, Inc. (a)	10,810	311,760
Kennedy-Wilson Holdings, Inc. (a)	53,010	586,291
Lexington Realty Trust (a)	45,690	346,330
Starwood Property Trust, Inc.	9,550	170,372

		3,270,666

Technology—6.2%
Aeroflex Holding Corp. *	51,600	497,424
CDC Software Corp. - ADR *‡	66,220	124,494
CIBER, Inc. *	145,400	601,956
Digi International, Inc. *	40,100	440,699
Plantronics, Inc.	7,300	251,558
Spectrum Brands Holdings, Inc. *	6,900	193,338

		2,109,469

Transportation—9.0%
Air Transport Services Group, Inc. *	50,300	243,452

	Number of Shares	Value

Transportation—(continued)
Alaska Air Group, Inc. *	2,900	$201,318
Hawaiian Holdings, Inc. *	81,590	485,461
Rand Logistics, Inc. *	14,600	94,170
Scorpio Tankers, Inc. *	93,000	619,380
Spirit Airlines, Inc. *(a)	56,600	912,958
Swift Transportation Co. *	29,900	254,748
US Airways Group, Inc. *	61,650	290,988

		3,102,475

Utilities—3.2%
Aegean Marine Petroleum Network, Inc.	83,000	374,330
Cadiz, Inc. *(a)	25,910	221,271
Portland General Electric Co.	6,410	160,571
StealthGas, Inc. *	24,700	95,095
UIL Holdings Corp. (a)	4,500	156,780
Vectren Corp.	3,500	101,850

		1,109,897

TOTAL COMMON STOCK (Cost $33,843,597)		33,707,591

PREFERRED STOCK—0.3%
Energy—0.3%
GeoMet, Inc., Series A *	8,803	95,513

TOTAL PREFERRED STOCK (Cost $77,893)		95,513

INVESTMENT COMPANY—0.6%
Finance—0.6%
THL Credit, Inc.	18,100	217,200

TOTAL INVESTMENT COMPANY (Cost $227,668)		217,200

SECURITIES LENDING COLLATERAL—10.0%
BlackRock Liquidity Fund	3,435,447	3,435,447

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,435,447)		3,435,447

TOTAL INVESTMENTS—109.2% (Cost $37,584,605)**		37,455,751

LIABILITIES IN EXCESS OF OTHER ASSETS—(9.2)%		(3,150,137)

NET ASSETS—100.0%		$34,305,614

144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of November 30, 2011, these securities amounted to $258 or 0.001% of net assets. These 144A securities have not been deemed illiquid.

The accompanying notes are an integral part of the portfolio of investments

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO WPG SMALL/MICRO CAP VALUE FUND (continued)	Portfolio of Investments

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income Producing
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of November 30, 2011, this security amounted to $124,494 or 0.4% of net assets.
(a)	—	All or a portion of the security is on loan. At November 30, 2011, the market value of securities on loan was $3,334,185.
Δ	—	Security has been deemed illiquid. Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.
**	—	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregate Cost	$37,584,605

Gross unrealized appreciation	3,964,859
Gross unrealized depreciation	(4,093,713)

Net unrealized depreciation	$(128,854)

The accompanying notes are an integral part of the portfolio of investments

ROBECO INVESTMENT FUNDS	NOVEMBER 30, 2011 (unaudited)

ROBECO WPG SMALL/MICRO CAP VALUE FUND (continued)	Portfolio of Investments

A summary of the inputs used to value the Fund’s investments as of November 30, 2011 is as follows (see Note to Portfolio of Investments):

	Total Value as of 11/30/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *
Basic Industries	$531,876	$531,876	$—	$—
Capital Goods	4,516,211	4,516,211	—	—
Communications	887,848	887,848	—	—
Consumer Durables	808,920	808,920	—	—
Consumer Non-Durables	1,065,373	1,065,373	—	—
Consumer Services	5,415,009	5,415,009	—	—
Energy	1,148,343	1,148,343	—	—
Finance	7,456,798	7,456,798	—	—
Health care	2,284,706	2,284,706	—	—
Real estate Investment Trusts	3,270,666	3,270,666	—	—
Technology	2,109,469	1,984,975	—	124,494
Transportation	3,102,475	3,102,475	—	—
Utilities	1,109,897	1,109,897	—	—
Preferred Stock – Energy	95,513	95,513	—	—
Investment Company	217,200	217,200	—	—
Securities Lending Collateral	3,435,447	3,435,447	—	—

Total Assets	$37,455,751	$37,331,257	$—	$124,494

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock
	Total Investments	Technology
Balance as of August 31, 2011	$—	$—
Net realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in *	124,494	124,494
Transfers out *	—	—

Balance as of November 30, 2011	$124,494	$124,494

*	Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer. The transfer occurred because of lack of observable market data due to decrease in market activity for this security.

The change in unrealized appreciation/(depreciation) related to investments still held at November 30, 2011 was $0.

The accompanying notes are an integral part of the portfolio of investments.

ROBECO INVESTMENT FUNDS

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2011 (unaudited)

Portfolio Valuation — Each Robeco Investment Fund, Robeco Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Robeco Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Robeco Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Robeco Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”) and Robeco WPG Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund”) (each a “Fund,” collectively the “Funds”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1	-	quoted prices in active markets for identical securities;
•	Level 2	-	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3	-	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of November 30, 2011 is included in each Fund’s Portfolio of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

As of November 30, 2011, management has evaluated the activity in Levels 1, 2 and 3 and has concluded that there were no significant changes to report.

ROBECO INVESTMENT FUNDS

NOTES TO PORTFOLIO OF INVESTMENTS (continued)

November 30, 2011 (unaudited)

Options Written — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The BP All-Cap Value Fund, the WPG Small/Micro Cap Value Fund and the SAM Sustainable Global Active Fund write covered call and secured put options. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are recorded as liabilities to the extent of premiums received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.

The BP Long/Short Equity Fund, BP Long/Short Research Fund and the BP All-Cap Value Fund had transactions in options written during the period ended November 30, 2011 as follows:

	BP Long/Short Equity Fund		BP Long/Short Research Fund		BP All-Cap Value Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2011	9,636	$2,307,033	37	$20,979	6,021	$520,322
Options written	14,776	4,826,155	41	17,993	1,182	96,744
Options closed	(11,352)	(2,315,776)	(37)	(20,979)	—	—
Options expired	—	—			(707)	(47,330)
Options exercised	(2,056)	(1,783,361)			(155)	(84,938)

Options outstanding at November 30, 2011	11,004	$3,034,051	41	$17,993	6,341	$484,798

Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP All-Cap Value Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

Restricted Securities — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Robeco or SAM, as applicable, based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.

ROBECO INVESTMENT FUNDS

NOTES TO PORTFOLIO OF INVESTMENTS (concluded)

November 30, 2011 (unaudited)

At November 30, 2011, the below Fund held restricted securities that were illiquid:

	Acquisition Date	Acquisition Cost	Shares /Par	Value	% of Net Assets
BP All-Cap Value Fund
Common Stocks:
J.G. Wentworth, Inc., 144A	08/02/07-03/26/08	$181,980	—	$—	0.0
Peoples Choice Financial Corp., 144A	12/21/04-01/23/06	14,293	1,465	—	0.0
Solar Cayman Ltd., 144A	03/24/10	—	19,375	—	0.0

		$196,273	20,840	$—	0.0%

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

S1 FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 38.8%
CONSUMER DISCRETIONARY—8.5%
America’s Car-Mart, Inc.*	8,949	$321,620
Apollo Group, Inc., Class A*	2,260	109,565
Arcos Dorados Holdings, Inc., Class A†	2,660	58,307
Black Diamond, Inc.*^	4,291	32,655
Cie Financiere Richemont SA, Class A (Switzerland)	1,640	88,337
CROCS, Inc.*^	27,200	421,872
DR Horton, Inc.	6,470	77,058
Foot Locker, Inc.^	17,205	405,866
Gaylord Entertainment Co.*^	795	16,870
Gentex Corp.^	2,590	76,353
Heelys, Inc.*^	33,718	61,030
HSN, Inc.^	3,050	109,190
Hyatt Hotels Corp., Class A*^	4,748	169,456
Iconix Brand Group, Inc.*	4,600	79,396
Lear Corp.^	10,750	450,748
Lennar Corp., Class A	4,911	90,412
Li & Fung Ltd. (Hong Kong)	56,800	113,180
Panasonic Corp. - Sponsored ADR	8,860	84,613
RadioShack Corp.^	29,210	335,331
Royal Caribbean Cruises Ltd.	400	11,084
Ryland Group, Inc., (The)	290	4,362
Sony Corp. - Sponsored ADR	4,130	74,546
Stage Stores, Inc.^	26,691	334,705
Target Corp.^	3,200	168,640
Toll Brothers, Inc.*	3,097	62,900
True Religion Apparel, Inc.*^	12,785	450,032
Tupperware Brands Corp.	300	17,478
Viacom, Inc., Class B^	11,066	495,314

		4,720,920

CONSUMER STAPLES—1.9%
Bunge Ltd.	1,465	91,563
Nestle SA - Sponsored ADR	1,425	79,985
Reckitt Benckiser Group PLC (United Kingdom)	1,270	64,139

	NUMBER OF SHARES	VALUE
CONSUMER STAPLES—(CONTINUED)
Safeway, Inc.	4,750	$95,000
SUPERVALU, Inc.^	28,830	211,901
Sysco Corp.	1,400	39,956
Tesco PLC (United Kingdom)	12,106	76,960
Tyson Foods, Inc., Class A	5,610	112,985
Viterra, Inc. (Canada)	7,840	80,095
Walgreen Co.	3,000	101,160
Wal-Mart Stores, Inc.	1,695	99,836

		1,053,580

ENERGY—2.4%
Alpha Natural Resources, Inc.*^	9,010	216,240
Arcan Resources Ltd. (Canada)*	1,170	5,277
Arch Coal, Inc.	1,518	24,880
Bowood Energy, Inc. (Canada)*	17,380	4,090
BP PLC - Sponsored ADR^	1,300	56,615
Canacol Energy Ltd. (Canada)*	12,868	7,948
Cloud Peak Energy, Inc.*	4,470	95,524
DeeThree Exploration Ltd. (Canada)*	4,130	8,625
Enerplus Corp. (Canada)	800	20,960
Exxon Mobil Corp.	1,435	115,431
Murphy Oil Corp.	1,670	93,386
Newfield Exploration Co.*	400	18,320
Peabody Energy Corp.	1,486	58,296
Petroamerica Oil Corp. (Canada)*	10,210	1,451
Petrodorado Energy Ltd. (Canada)*	24,506	5,286
QEP Resources, Inc.	5,900	192,635
Rowan Cos., Inc.*	900	30,519
Sasol Ltd. - Sponsored ADR	2,320	111,151
Statoil ASA - Sponsored ADR	5,815	150,725
Suncor Energy, Inc. (Canada)	1,200	36,024
Transocean Ltd.†	1,705	73,059

		1,326,442

The accompanying notes are an integral part of the portfolio of investments.

1

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
FINANCIALS—6.1%
Altisource Portfolio Solutions SA*†	4,766	$226,909
Brookfield Office Properties, Inc. (Canada)^	13,391	197,249
Center Financial Corp.*^	46,430	342,189
China Life Insurance Co. Ltd. - ADR	2,705	108,903
Cohen & Steers, Inc.^	9,750	265,395
Fairfax Financial Holdings Ltd. (Canada)	240	98,122
First California Financial Group, Inc.*^	77,254	238,715
Forest City Enterprises, Inc., Class A*^	17,537	212,899
Fox Chase Bancorp, Inc.^	18,450	234,499
HFF, Inc., Class A*^	5,675	63,673
Hilltop Holdings, Inc.*^	20,330	172,195
JPMorgan Chase & Co.	300	9,291
KKR Financial Holdings, LLC	1,100	9,306
NYSE Euronext	5,100	145,656
OmniAmerican Bancorp, Inc.*^	26,419	391,001
Oritani Financial Corp.^	19,770	257,208
Safestore Holdings PLC (United Kingdom)	10,752	17,501
TFS Financial Corp.*^	11,900	110,194
ViewPoint Financial Group^	23,353	299,853

		3,400,758

HEALTH CARE—2.6%
Acorda Therapeutics, Inc.*	1,800	41,670
BioMarin Pharmaceutical, Inc.*^	3,950	136,749
Columbia Laboratories, Inc.*	6,629	14,319
CONMED Corp.*^	5,750	151,168
Cooper Cos., Inc., (The)^	1,950	119,457
HCA Holdings, Inc.*^	16,270	396,663
Hospira, Inc.*	3,200	90,208
Johnson & Johnson	1,500	97,080
Medicines Co., (The)*	1,700	32,147
Merck & Co., Inc.	2,680	95,810
Santarus, Inc.*	6,982	20,318

	NUMBER OF SHARES	VALUE
HEALTH CARE—(CONTINUED)
Skilled Healthcare Group, Inc., Class A*	437	$1,866
St. Jude Medical, Inc.^	3,800	146,072
Tenet Healthcare Corp.*	13,998	65,091
Teva Pharmaceutical Industries Ltd. - Sponsored ADR^	1,300	51,493

		1,460,111

INDUSTRIALS—3.9%
ABB Ltd. - Sponsored ADR	600	11,382
Acacia Research - Acacia Technologies*^	3,400	118,388
Alexco Resource Corp. (Canada)*	1,610	10,900
Alexco Resource Corp. (Canada)*	1,357	9,167
Capstone Turbine Corp.*^	122,550	127,452
CSX Corp.	1,700	36,907
Dun & Bradstreet Corp., (The)	2,900	202,623
Electrovaya, Inc. (Canada)*	1,856	1,656
Flowserve Corp.	100	10,277
Foster Wheeler AG*†	600	11,130
G4S PLC†	1,718	6,903
General Electric Co.	9,572	152,291
Gol Linhas Aereas Inteligentes SA - ADR	3,900	29,562
GrafTech International Ltd.*	200	2,888
Grupo Aeroportuario del Sureste SAB de CV - ADR	1,711	96,449
HUB Group, Inc., Class A*	600	17,868
Interface, Inc., Class A	4,000	46,000
ITT Corp.*	7,100	143,207
Odyssey Marine Exploration, Inc.*	1,533	3,909
Pall Corp.^	3,800	207,062
Pitney Bowes, Inc.	4,425	82,438
Shaw Group, Inc., (The)*	3,170	78,679
Snap-On, Inc.	530	27,189
Stanley Black & Decker, Inc.^	5,225	341,872
Timken Co.	100	4,201
Tyco International Ltd.†^	8,500	407,660

The accompanying notes are an integral part of the Portfolio of Investments.

2

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
INDUSTRIALS—(CONTINUED)
Wabtec Corp.	300	$20,475

		2,208,535

INFORMATION TECHNOLOGY—5.9%
Acme Packet, Inc.*	400	13,372
Apple, Inc.*^	691	264,100
AU Optronics Corp. - Sponsored ADR	16,800	80,976
BMC Software, Inc.*^	4,100	146,206
Broadcom Corp., Class A.	400	12,138
Cisco Systems, Inc.	5,300	98,792
Cree, Inc.*	244	6,071
Google, Inc., Class A*^	1,300	779,207
Hewlett-Packard Co.	2,500	69,875
Intel Corp.	4,450	110,849
InterActiveCorp.	3,300	138,204
Intermec, Inc.*^	26,760	196,418
Kulicke & Soffa Industries, Inc.*^	9,398	85,522
Microsoft Corp.^	13,512	345,637
Monster Worldwide, Inc.*^	19,000	138,890
Motorola Solutions, Inc.^	3,950	184,347
NCR Corp.*	2,159	37,761
NetApp, Inc.*^	3,400	125,222
On Track Innovations Ltd.*†	1,890	2,684
Oracle Corp.^	8,000	250,800
Parametric Technology Corp.*^	6,000	124,980
Rovi Corp.*	1,100	30,525
ServiceSource International, Inc.*	200	2,668
Unisys Corp.*	300	7,245
VanceInfo Technologies, Inc. - ADR*	4,000	44,280

		3,296,769

MATERIALS—2.1%
Agrium, Inc.†	1,240	86,788
American Bonanza Gold Corp. (Canada)*	780	390
Aurcana Corp. (Canada)*	12,000	8,353
Aureus Mining, Inc. (Canada)*	4,253	4,170
Brigus Gold Corp. (Canada)*.	1,150	1,579
Cytec Industries, Inc.^	2,200	103,752

	NUMBER OF SHARES	VALUE
MATERIALS—(CONTINUED)
Detour Gold Corp. (Canada)*	300	$8,745
Geomega Resources, Inc. (Canada)*	1,188	1,514
Georgia Gulf Corp.*	1,000	19,210
Goldcorp, Inc. (Canada)^	4,290	230,330
Golden Minerals Co.*	1,951	13,423
Great Basin Gold Ltd. (Canada)*	1,726	1,641
Griffin Mining Ltd.*†	14,800	8,953
Griffin Mining Ltd. (United Kingdom)*	60,200	36,362
Headwaters, Inc.*	6,201	15,875
International Northair Mines (Canada)*	13,699	3,223
Kronos Worldwide, Inc.	600	11,706
Lion One Metals Ltd. (Canada)*	1,700	2,000
Minera IRL Ltd. (United Kingdom)*	5,795	6,534
Molycorp, Inc.*	600	20,310
Neo Material Technologies, Inc. (Canada)*	11,500	93,358
Northern Tiger Resources, Inc. (Canada)*	22,000	3,667
Oremex Silver, Inc.*	2,900	540
Oro Mining Ltd. (Canada)*	2,179	320
Orvana Minerals Corp. (Canada)*	8,454	10,112
PNG Gold Corp. (Canada)*	3,707	1,726
POSCO - ADR	1,040	89,076
Schweitzer-Mauduit International, Inc.^	2,600	185,172
Sealed Air Corp.	600	10,572
Sigma-Aldrich Corp.	500	32,405
Silver Wheaton Corp. (Canada)	324	10,880
Sims Metal Management Ltd. - Sponsored ADR	387	5,190
Trelawney Mining and Exploration, Inc. (Canada)*	3,065	10,187
Tronox, Inc.*^	900	99,900

The accompanying notes are an integral part of the Portfolio of Investments.

3

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
MATERIALS—(CONTINUED)
Vale SA - Sponsored ADR	1,700	$39,525

		1,177,488

REAL ESTATE INVESTMENT TRUSTS—4.9%
American Campus Communities, Inc.	2,300	90,482
Camden Property Trust^	2,050	118,346
Cedar Shopping Centers, Inc.^	12,355	41,266
Chatham Lodging Trust^	13,069	139,969
Colonial Properties Trust^	5,315	105,450
Dundee Real Estate Investment Trust (Canada)	4,600	147,433
Equity Lifestyle Properties, Inc.^	4,876	301,483
Equity One, Inc.^	4,550	76,030
First Industrial Realty Trust, Inc.*	11,100	105,450
Gecina SA	600	51,655
Hammerson PLC (United Kingdom)	12,250	75,166
Healthcare Realty Trust, Inc.^	6,951	122,477
Kilroy Realty Corp.^	5,025	181,352
Macerich Co., (The)^	4,000	200,400
National Retail Properties, Inc.	4,800	127,008
Pebblebrook Hotel Trust^	7,050	130,566
Pennsylvania Real Estate Investment Trust^	6,950	64,843
Ramco-Gershenson Properties Trust^	33,143	281,384
Sabra Health Care REIT, Inc.^	7,864	83,358
Sunstone Hotel Investors, Inc.*^	15,371	117,127
Westfield Group (Australia)	19,500	164,442
Weyerhaeuser Co.	200	3,358

		2,729,045

TELECOMMUNICATION SERVICES—0.4%
China Mobile Ltd. - Sponsored ADR	2,055	102,072
Multiband Corp.*^	13,971	45,406

	NUMBER OF SHARES	VALUE
TELECOMMUNICATION SERVICES—(CONTINUED)
SK Telecom Co. Ltd. - ADR	5,800	$85,782

		233,260

UTILITIES—0.1%
American Water Works Co., Inc.	1,107	34,395

TOTAL COMMON STOCKS (Cost $22,018,356)		21,641,303

EXCHANGE TRADED FUNDS — 5.3%
COMMODITY—1.9%
ELEMENTS Rogers Agriculture Total Return ETN*	298	2,613
Ipath Dow Jones-UBS Grains Subindex Total Return ETN*	100	4,237
SPDR Gold Shares*^	6,299	1,071,649

		1,078,499

CURRENCY—1.2%
ProShares UltraShort Euro*^	25,790	487,947
Proshares Ultrashort Yen*^	4,533	188,482

		676,429

EQUITY—2.0%
Consumer Staples Select Sector SPDR Fund^	28,102	896,454
Market Vectors Junior Gold Miners ETF	1,200	36,048
Powershares S&P 500 High Quality Portfolio^	11,981	167,255

		1,099,757

FIXED INCOME—0.1%
iShares Barclays 20+ Year Treasury Bond Fund	300	35,364

OTHER—0.1%
Morgan Stanley China A Share Fund, Inc.	190	4,167

The accompanying notes are an integral part of the Portfolio of Investments.

4

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
OTHER—(CONTINUED)
Templeton Dragon Fund, Inc.	1,770	$45,312

		49,479

TOTAL EXCHANGE TRADED FUNDS (Cost $2,761,442)		2,939,528

	PAR (000’S)
CORPORATE BOND — 1.8%
FINANCIAL—1.8%
Ally Financial, Inc.^ 6.625% 05/15/12	$1,000	1,007,896

TOTAL CORPORATE BOND (Cost $1,014,919)		1,007,896

FOREIGN GOVERNMENT NOTE — 0.0%
Canadian Government Bond 3.000% 12/01/15	CAD 10	10,439

TOTAL FOREIGN GOVERNMENT NOTE (Cost $10,327)		10,439

U.S. TREASURY NOTES — 5.8%
4.625% 02/29/12	100	101,133
1.375% 01/15/13	3,000	3,040,314
2.625% 04/30/16	100	108,008

		3,249,455

TOTAL U.S. TREASURY NOTES (Cost $3,243,206)		3,249,455

U.S. TREASURY BOND — 4.2%
3.875% 08/15/40^	2,000	2,320,624

TOTAL U.S. TREASURY BOND (Cost $2,349,281)		2,320,624

U.S. GOVERNMENT AGENCY — 3.6%
1.000% 11/23/26^	1,000	998,905

	PAR (000’S)	VALUE
1.500% 11/30/26^	$1,000	$996,997

		1,995,902

TOTAL U.S. GOVERNMENT AGENCY (Cost $1,995,755)		1,995,902

SHORT-TERM INVESTMENTS — 2.9%
U.S. TREASURY BILL—2.9%
0.000% 12/29/11^	1,600	1,599,985

TOTAL SHORT-TERM INVESTMENTS (Cost $1,600,000)		1,599,985

	NUMBER OF CONTRACTS
PURCHASED OPTIONS — 0.2%
CALL OPTIONS PURCHASED—0.0%
iShares Dow Jones US Real Estate Index Fund
Expires 12/17/11
Strike Price $58	90	1,800

TOTAL CALL OPTIONS PURCHASED (Cost $12,985)		1,800

PUT OPTIONS PURCHASED—0.2%
China-Biotics, Inc.
Expires 01/21/12
Strike Price $10	52	49,660
CurrencyShares Australian Dollar Trust
Expires 12/17/11
Strike Price $90	240	1,200
CurrencyShares Canadian Dollar Trust
Expires 12/17/11
Strike Price $90	200	1,000
Financial Select Sector SPDR Fund
Expires 12/17/11
Strike Price $8	700	700
Gold Resource Corp.
Expires 12/17/11
Strike Price $15	61	610

The accompanying notes are an integral part of the Portfolio of Investments.

5

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS PURCHASED—(CONTINUED)
Gold Resource Corp.
Expires 12/17/11
Strike Price $17.50	34	$1,020
Gold Resource Corp.
Expires 12/17/11
Strike Price $22.50	55	15,950
Materials Select Sector SPDR Fund
Expires 12/17/11
Strike Price $19	250	4,750
Salesforce.com, Inc.
Expires 01/21/12
Strike Price $135	4	8,284
Sky-mobi Ltd. - Sponsored ADR
Expires 01/21/12
Strike Price $7.50	47	16,450
SPDR Gold Shares
Expires 12/17/11
Strike Price $125	200	1,200
SPDR S&P 500 ETF Trust
Expires 12/17/11
Strike Price $110	250	5,250
STEC, Inc
Expires 01/21/12
Strike Price $20	24	26,280
WisdomTree Dreyfus Chinese Yuan Fund
Expires 01/21/12
Strike Price $24	450	6,750

TOTAL PUT OPTIONS PURCHASED (Cost $215,698)		139,104

TOTAL PURCHASED OPTIONS — 0.2% (Cost $228,683)		140,904

TOTAL LONG POSITIONS — 62.6% (Cost $35,221,969)**		34,906,036

	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT — (31.6)%
COMMON STOCKS — (14.5)%
CONSUMER DISCRETIONARY—(2.8)%
Amazon.com, Inc.*	(740)	$(142,291)
American Axle & Manufacturing Holdings, Inc.*	(945)	(8,288)
Amerigon, Inc.	(300)	(4,704)
AutoNation, Inc.	(2,660)	(96,053)
Blue Nile, Inc.*	(3,077)	(116,895)
China Automotive Systems, Inc.*†	(7,950)	(30,528)
Columbia Sportswear Co.	(500)	(25,400)
Ethan Allen Interiors, Inc.	(1,900)	(38,570)
Focus Media Holding Ltd. - ADR	(3,300)	(61,116)
HomeAway, Inc.	(1,800)	(47,088)
Interpublic Group of Cos., Inc., (The)	(7,100)	(66,598)
JC Penney Co., Inc.	(3,130)	(100,285)
Kohl’s Corp.	(1,000)	(53,800)
Lamar Advertising Co., Class A*	(800)	(19,432)
Lennar Corp., Class A	(315)	(5,799)
Lowe’s Cos., Inc.	(2,700)	(64,827)
Mohawk Industries, Inc.	(1,100)	(60,016)
Netflix, Inc.*	(250)	(16,133)
Omnicom Group, Inc.	(1,600)	(69,072)
PVH Corp.	(500)	(33,945)
Sony Corp. - Sponsored ADR	(2,900)	(52,345)
Tesla Motors, Inc.*	(4,624)	(151,390)
Thor Industries, Inc.	(3,560)	(86,152)
Ulta Salon Cosmetics & Fragrance, Inc.	(200)	(13,926)
VF Corp.	(500)	(69,345)
Viacom, Inc., Class B	(800)	(35,808)
Wolverine World Wide, Inc.	(1,900)	(69,996)
WPP PLC - Sponsored ADR	(700)	(36,729)

		(1,576,531)

CONSUMER STAPLES—(0.1)%
Safeway, Inc.	(2,200)	(44,000)
Sanderson Farms, Inc.	(200)	(10,294)

		(54,294)

The accompanying notes are an integral part of the Portfolio of Investments.

6

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
ENERGY—(0.6)%
Calumet Specialty Products Partners LP	(500)	$(9,670)
Consol Energy, Inc.	(1,100)	(45,804)
Ensco PLC, Sponsored ADR	(720)	(37,418)
Gastar Exploration Ltd.	(13,930)	(44,576)
Penn Virginia Corp.	(1,100)	(5,830)
Quicksilver Resources, Inc.*	(10,800)	(87,480)
Spectra Energy Corp.	(2,600)	(76,492)

		(307,270)

FINANCIALS—(2.1)%
American Capital Agency Corp.	(3,000)	(86,070)
Cash Store Financial Services, Inc., (The) (Canada)	(6,790)	(43,456)
CNinsure, Inc. - ADR*	(7,890)	(49,786)
Commonwealth Bank of Australia (Australia)	(3,160)	(154,039)
Credit Agricole SA (France)	(8,242)	(52,650)
Federated Investors, Inc., Class B	(5,500)	(87,285)
First Cash Financial Services, Inc.	(2,300)	(83,490)
Legg Mason, Inc.	(2,900)	(76,937)
Nara Bancorp, Inc.	(7,000)	(65,590)
Noah Holdings Ltd. - Sponsored ADR	(5,755)	(48,227)
Prosperity Bancshares, Inc.	(2,640)	(105,574)
Texas Capital Bancshares, Inc.	(2,950)	(85,137)
TowneBank	(8,360)	(103,915)
Westpac Banking Corp. (Australia)	(7,180)	(151,888)

		(1,194,044)

HEALTH CARE—(0.9)%
Align Technology, Inc.*	(900)	(22,050)
Amgen, Inc.	(600)	(34,746)
Cerner Corp.	(300)	(18,294)
Edwards Lifesciences Corp.	(500)	(33,015)
Eli Lilly & Co.	(2,450)	(92,733)
Intuitive Surgical, Inc.	(100)	(43,421)

	NUMBER OF SHARES	VALUE
HEALTH CARE—(CONTINUED)
Laboratory Corp. of America Holdings	(400)	$(34,288)
MAKO Surgical Corp.*	(1,000)	(28,800)
Omnicare, Inc.	(1,100)	(35,871)
Owens & Minor, Inc.	(1,100)	(33,880)
Quest Diagnostics, Inc.	(700)	(41,062)
Sun Healthcare Group, Inc.*	(4,263)	(13,130)
Teleflex, Inc.	(900)	(54,792)

		(486,082)

INDUSTRIALS—(1.4)%
Acacia Research - Acacia Technologies*	(2,359)	(82,140)
Aerovironment, Inc.	(1,200)	(36,612)
Applied Industrial Technologies, Inc.	(200)	(6,906)
Emerson Electric Co.	(3,248)	(169,708)
Franklin Electric Co., Inc.	(400)	(18,828)
FTI Consulting, Inc.	(527)	(22,603)
Generac Holdings, Inc.	(700)	(17,549)
Iron Mountain, Inc.	(2,100)	(63,777)
Jacobs Engineering Group, Inc.	(400)	(16,616)
JB Hunt Transport Services, Inc.	(500)	(22,860)
Nielsen Holdings NV	(1,200)	(34,860)
Owens Corning	(1,200)	(34,440)
PACCAR, Inc.	(1,200)	(48,684)
RailAmerica, Inc.	(2,500)	(35,125)
Sensata Technologies Holding NV*†	(2,200)	(68,750)
TAM SA - Sponsored ADR	(2,000)	(38,520)
Union Pacific Corp.	(400)	(41,364)
Universal Forest Products, Inc.	(200)	(5,574)

		(764,916)

INFORMATION TECHNOLOGY—(1.0)%
Active Network, Inc. (The)	(3,600)	(45,648)
Angie’s List, Inc.	(3,900)	(45,065)
Broadridge Financial Solutions, Inc.	(3,725)	(84,073)
Cabot Microelectronics Corp.	(210)	(8,730)

The accompanying notes are an integral part of the Portfolio of Investments.

7

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
INFORMATION TECHNOLOGY—(CONTINUED)
Cognizant Tech. Solutions Corp.	(500)	$(33,675)
Dassault Systemes SA - ADR†	(900)	(73,773)
Intel Corp.	(1,100)	(27,401)
Jabil Circuit, Inc.	(400)	(8,108)
Marvell Technology Group Ltd.†	(2,300)	(32,476)
Netgear, Inc.	(900)	(34,191)
Polycom, Inc.	(700)	(11,830)
RealPage, Inc.*	(460)	(11,514)
Salesforce.com, Inc.*	(800)	(94,736)
VanceInfo Technologies, Inc. - ADR	(4,000)	(44,280)

		(555,500)

MATERIALS—(0.6)%
Acadian Timber Corp.†	(70)	(686)
Acadian Timber Corp. (Canada)	(60)	(588)
Buckeye Technologies, Inc.	(200)	(6,196)
China National Building Material Co., Ltd., Class H†	(76,000)	(85,795)
Coeur d’Alene Mines Corp .	(400)	(11,708)
Ecolab, Inc.	(600)	(34,212)
Praxair, Inc.	(300)	(30,600)
Reliance Steel & Aluminum Co.	(200)	(9,822)
Scotts Miracle-Gro Co., (The) - Class A	(1,200)	(52,908)
Sherwin-Williams Co., (The)	(400)	(34,732)
Sonoco Products Co.	(471)	(15,298)
Steel Dynamics, Inc.	(400)	(5,272)
Vale SA - Sponsored ADR	(1,830)	(40,022)
Westlake Chemical Corp.	(800)	(33,600)

		(361,439)

REAL ESTATE INVESTMENT TRUSTS—(4.9)%
Acadia Realty Trust	(6,897)	(135,043)
AvalonBay Communities, Inc.	(950)	(118,608)
Boston Properties, Inc.	(1,650)	(157,377)

	NUMBER OF SHARES	VALUE
REAL ESTATE INVESTMENT TRUSTS—(CONTINUED)
CBL & Associates Properties, Inc.	(7,450)	$(106,461)
CubeSmart	(8,250)	(82,253)
EastGroup Properties, Inc.	(3,906)	(166,278)
Equity Residential	(1,450)	(80,026)
Federal Realty Investment Trust	(2,950)	(260,869)
HCP, Inc.	(3,050)	(117,883)
Health Care REIT, Inc.	(3,816)	(191,449)
Highwoods Properties, Inc.	(3,250)	(93,730)
Host Hotels & Resorts, Inc.	(14,100)	(199,515)
LaSalle Hotel Properties	(8,300)	(194,303)
Liberty Property Trust	(2,845)	(84,809)
RioCan Real Estate Investment Trust (Canada)	(3,200)	(80,035)
SL Green Realty Corp.	(1,700)	(111,928)
Taubman Centers, Inc.	(4,000)	(249,320)
Unibail-Rodamco SE (France)	(700)	(130,037)
Ventas, Inc.	(3,071)	(162,026)

		(2,721,950)

TELECOMMUNICATION SERVICES—(0.1)%
Cincinnati Bell, Inc.*	(25,410)	(74,705)

UTILITIES—0.0%
China Natural Gas, Inc.†Δ	(2,116)	(4,084)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds $8,346,954)		(8,100,815)

EXCHANGE TRADED FUNDS SOLD SHORT — (17.1)%
CURRENCY—(0.3)%
CurrencyShares Euro Trust	(1,090)	(145,929)

		(145,929)

EQUITY—(10.8)%
Energy Select Sector SPDR Fund	(500)	(35,415)
iShares Cohen & Steers Realty Majors Index Fund	(1,000)	(67,670)
iShares Dow Jones US Real Estate Index Fund	(5,300)	(292,242)

The accompanying notes are an integral part of the Portfolio of Investments.

8

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF SHARES	VALUE
EQUITY—(CONTINUED)
iShares MSCI Australia Index Fund	(22,000)	$(511,720)
iShares MSCI Germany Index Fund	(1,700)	(35,071)
iShares MSCI Hong Kong Index Fund	(32,500)	(520,650)
iShares MSCI South Korea Index Fund	(10,000)	(560,600)
iShares MSCI Taiwan Index Fund	(14,000)	(172,900)
iShares Russell 2000 Index Fund	(35,785)	(2,637,712)
iShares Russell Midcap Growth Index Fund	(123)	(6,898)
iShares Russell Midcap Value Index Fund	(705)	(30,428)
iShares S&P North American Technology-Software Index Fund*	(700)	(40,467)
iShares S&P SmallCap 600 Index Fund	(600)	(40,614)
Market Vectors Junior Gold Miners ETF	(900)	(27,036)
Materials Select Sector SPDR Fund	(11,300)	(390,076)
SPDR S&P 500 ETF Trust	(3,811)	(476,794)
SPDR S&P Homebuilders ETF	(3,600)	(59,544)
SPDR S&P Metals & Mining ETF	(1,393)	(75,682)
SPDR S&P Oil & Gas Exploration & Production ETF	(200)	(11,034)
Technology Select Sector SPDR Fund	(400)	(10,248)

		(6,002,801)

FIXED INCOME—(6.0)%
iShares Barclays 20+ Year Treasury Bond Fund	(800)	(94,304)

	NUMBER OF SHARES	VALUE
FIXED INCOME—(CONTINUED)
iShares Barclays 7-10 Year Treasury Bond Fund	(31,300)	$(3,252,070)

		(3,346,374)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds $9,136,223)		(9,495,104)

TOTAL SECURITIES SOLD SHORT — (31.6)% (Proceeds $17,483,177)		(17,595,919)

	NUMBER OF CONTRACTS
WRITTEN OPTIONS — (0.1)%
CALL OPTIONS WRITTEN—0.0%
BorgWarner, Inc.
Expires 01/21/12
Strike Price $70	(2)	(330)
BorgWarner, Inc.
Expires 12/17/11
Strike Price $65	(2)	(460)
Caterpillar, Inc.
Expires 12/17/11
Strike Price $97.50	(2)	(610)
China-Biotics, Inc.
Expires 01/21/12
Strike Price $10Δ	(52)	(260)
China-Biotics, Inc.
Expires 01/21/12
Strike Price $12.50	(52)	(780)
Cognizant Technology Solutions Corp.
Expires 12/17/11
Strike Price $70	(2)	(200)
Cummins, Inc.
Expires 12/17/11
Strike Price $95	(2)	(840)
General Motors Co.
Expires 12/17/11
Strike Price $22	(6)	(264)
Gold Resource Corp.
Expires 12/17/11
Strike Price $22.50	(55)	(275)

The accompanying notes are an integral part of the Portfolio of Investments.

9

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF CONTRACTS	VALUE
CALL OPTIONS WRITTEN—(CONTINUED)
Gold Resource Corp.
Expires 12/17/11
Strike Price $25	(20)	$(100)
Intel Corp.
Expires 01/21/12
Strike Price $26	(11)	(682)
International Business
Machines Corp.
Expires 12/17/11
Strike Price $185	(2)	(1,080)
iShares Dow Jones US Real
Estate Index Fund
Expires 12/17/11
Strike Price $62	(130)	(260)
Longtop Financial
Technologies Ltd.
Expires 12/17/11
Strike Price $19Δ	(13)	(5,850)
Longtop Financial
Technologies Ltd.
Expires 12/17/11
Strike Price $23Δ	(13)	(3,315)
McKesson Corp.
Expires 01/21/12
Strike Price $85	(4)	(520)
Netflix, Inc.
Expires 12/17/11
Strike Price $290	(4)	(4)
Netflix, Inc.
Expires 12/17/11
Strike Price $320	(4)	(20)
Parker Hannifin Corp.
Expires 12/17/11
Strike Price $85	(4)	(640)
Salesforce.com, Inc.
Expires 01/21/12
Strike Price $155	(4)	(172)
Salesforce.com, Inc.
Expires 01/21/12
Strike Price $185	(4)	(100)
Salesforce.com, Inc.
Expires 12/17/11
Strike Price $120	(3)	(1,230)

	NUMBER OF CONTRACTS	VALUE
CALL OPTIONS WRITTEN—(CONTINUED)
Sky-mobi Ltd. - Sponsored ADR
Expires 01/21/12
Strike Price $12.50	(47)	$(470)
Sky-mobi Ltd. - Sponsored ADR
Expires 01/21/12
Strike Price $15	(47)	(940)
Spirax-Sarco Engineering PLC
Expires 12/17/11
Strike Price $1,240	(2)	(5,200)
Stanley Black & Decker, Inc.
Expires 12/17/11
Strike Price $65	(5)	(1,075)
Stanley Black & Decker, Inc.
Expires 12/17/11
Strike Price $67.50	(2)	(210)
Statoil ASA - Sponsored ADR
Expires 01/21/12
Strike Price $22.50	(18)	(6,390)
STEC, Inc.
Expires 01/21/12
Strike Price $25	(24)	(240)
STEC, Inc.
Expires 01/21/12
Strike Price $30	(24)	(120)
Tupperware Brands Corp.
Expires 01/21/12
Strike Price $60	(4)	(620)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $91,734)		(33,257)

PUT OPTIONS WRITTEN—(0.1)%
Acacia Research - Acacia Technologies
Expires 01/21/12
Strike Price $30	(2)	(280)
Acacia Research - Acacia Technologies
Expires 12/17/11
Strike Price $30	(2)	(80)

The accompanying notes are an integral part of the Portfolio of Investments.

10

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS WRITTEN—(CONTINUED)
Acacia Research - Acacia Technologies
Expires 12/17/11 Strike Price $32.50	(7)	$(700)
Acacia Research - Acacia Technologies
Expires 12/17/11 Strike Price $35	(2)	(390)
Acme Packet, Inc.
Expires 12/17/11 Strike Price $35	(2)	(550)
Acorda Therapeutics, Inc.
Expires 12/17/11 Strike Price $21	(4)	(150)
Adobe Systems, Inc.
Expires 12/17/11 Strike Price $27	(6)	(534)
Advanced Primary Minerals Corp.
Expires 12/17/11 Strike Price $75	(6)	(180)
African Champion Industries Ltd.
Expires 12/17/11 Strike Price $15	(6)	(198)
African Champion Industries Ltd.
Expires 12/17/11 Strike Price $16	(10)	(630)
Apple, Inc.
Expires 12/17/11 Strike Price $345	(1)	(75)
Apple, Inc.
Expires 12/17/11 Strike Price $365	(1)	(291)
Asralt Khairkhan JSC
Expires 01/21/12 Strike Price $40	(6)	(270)
Asralt Khairkhan JSC
Expires 12/17/11 Strike Price $50	(6)	(300)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS WRITTEN—(CONTINUED)
Baidu, Inc. - Sponsored ADR
Expires 12/17/11 Strike Price $115	(2)	$(214)
Bell Aliant, Inc.
Expires 12/17/11 Strike Price $62.50	(4)	(136)
Broadcom Corp.
Expires 12/17/11 Strike Price $32	(12)	(2,604)
Canadian Natural Resources Ltd.
Expires 12/17/11 Strike Price $33	(4)	(140)
Crown Castle International Corp.
Expires 12/17/11 Strike Price $38	(10)	(200)
Danaher Corp.
Expires 01/21/12 Strike Price $39	(10)	(350)
Devon Energy Corp.
Expires 01/21/12 Strike Price $52.50	(14)	(882)
DPS Resources BHD
Expires 12/17/11 Strike Price $35	(7)	(315)
Eastman Chemical Co.
Expires 01/21/12 Strike Price $32.50	(10)	(530)
Green Mountain Coffee Roasters, Inc.
Expires 12/17/11 Strike Price $45	(8)	(704)
Intel Corp.
Expires 12/17/11 Strike Price $23	(6)	(66)
Johnson Controls, Inc.
Expires 12/17/11 Strike Price $29	(6)	(210)
Kellogg Co.
Expires 01/21/12 Strike Price $45	(6)	(210)

The accompanying notes are an integral part of the portfolio of investments.

11

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS WRITTEN—(CONTINUED)
Novartis AG - ADR
Expires 12/17/11 Strike Price $52.50	(1)	$(65)
Peabody Energy Corp.
Expires 12/17/11 Strike Price $34	(8)	(264)
Philip Morris International, Inc.
Expires 06/16/12 Strike Price $50	(6)	(450)
Polaris Industries, Inc.
Expires 12/17/11 Strike Price $55	(4)	(290)
Rovi Corp.
Expires 12/17/11 Strike Price $30	(3)	(803)
SBA Communications Corp.
Expires 12/17/11 Strike Price $25	(5)	(100)
SPDR S&P Metals & Mining ETF
Expires 12/17/11 Strike Price $51	(5)	(515)
SPDR S&P Oil & Gas Exploration & Production ETF
Expires 12/17/11 Strike Price $53	(2)	(286)
Spirax-Sarco Engineering PLC
Expires 12/17/11 Strike Price $1,155	(2)	(1,040)
Thermo Fisher Scientific, Inc.
Expires 03/17/12 Strike Price $35	(14)	(875)
Thoratec Corp.
Expires 01/21/12 Strike Price $26	(4)	(260)
Transocean Ltd.
Expires 12/17/11 Strike Price $42.50	(10)	(1,500)

	NUMBER OF CONTRACTS		VALUE
PUT OPTIONS WRITTEN—(CONTINUED)
Wal-Mart Stores, Inc.
Expires 01/19/13 Strike Price $50		(100)	$(26,500)
Wynn Resorts Ltd.
Expires 12/17/11 Strike Price $105		(2)	(334)
Wynn Resorts Ltd.
Expires 12/17/11 Strike Price $95		(2)	(80)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $66,421)			(44,551)

TOTAL WRITTEN OPTIONS — (0.1)% (Proceeds $158,155)			(77,808)

OTHER ASSETS IN EXCESS OF LIABILITIES — 69.1%			38,529,487

NET ASSETS — 100.0%	$		55,761,796

*	Non-income producing.
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate Cost	$35,221,969

Gross unrealized appreciation	1,404,174
Gross unrealized depreciation	(1,720,107)

Net unrealized depreciation	$(315,933)

†	This company is domiciled outside of the United States. The security’s functional currency is the United States dollar.
Δ	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of November 30, 2011, short positions amounted to ($13,509) or 0.0% of net assets.
^	Security position is either entirely or partially held in a segregated account as collateral for securities sold short or written options.

The accompanying notes are an integral part of the Portfolio of Investments.

12

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2011

(UNAUDITED)

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-traded Fund
ETN	Exchange-traded Note
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poors
SPDR	Standard & Poors Depositary Receipt

The accompanying notes are an integral part of the Portfolio of Investments.

13

S1 FUND

NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED)

PORTFOLIO VALUATION — The S1 Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

S1 FUND

NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED) (CONTINUED)

The following is a summary of inputs used, as of November 30, 2011, in valuing the Fund’s investments carried at market value.

	TOTAL FAIR VALUE AT NOVEMBER 30, 2011	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Common Stocks
Consumer Discretionary	$4,720,920	$4,720,920	$—	$—
Consumer Staples	1,053,580	1,053,580	—	—
Energy	1,326,442	1,326,442	—	—
Financials	3,400,758	3,400,758	—	—
Health Care	1,460,111	1,460,111	—	—
Industrials	2,208,535	2,208,535	—	—
Information Technology	3,296,769	3,296,769	—	—
Materials	1,177,488	1,177,488	—	—
Real Estate Investment Trusts	2,729,045	2,729,045	—	—
Telecommunication Services	233,260	233,260	—	—
Utilities	34,395	34,395	—	—
Corporate Bond	1,007,896	—	1,007,896	—
Foreign Government Note	10,439	—	10,439	—
U.S. Government Agency	1,995,902	—	1,995,902	—
U.S. Treasury Notes	3,249,455	—	3,249,455	—
U.S. Treasury Bond	2,320,624	—	2,320,624	—
Exchange Traded Funds	2,939,528	2,939,528	—	—
Short-Term Investments	1,599,985	—	1,599,985	—
Asset Derivatives
Commodity Contracts	1,200	1,200	—	—
Equity Contracts	137,504	137,504	—	—
Foreign Exchange Contracts	2,200	2,200	—	—
Total Assets	$34,906,036	$24,721,735	$10,184,301	$—

15

S1 FUND

NOTES TO PORTOFLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED) (CONTINUED)

	TOTAL FAIR VALUE AT NOVEMBER 30, 2011	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Common Stocks Sold Short
Consumer Discretionary	$(1,576,531)	$(1,576,531)	$—	$—
Consumer Staples	(54,294)	(54,294)	—	—
Energy	(307,270)	(307,270)	—	—
Financials	(1,194,044)	(1,194,044)	—	—
Health Care	(486,082)	(486,082)	—	—
Industrials	(764,916)	(764,916)	—	—
Information Technology	(555,500)	(555,500)	—	—
Materials	(361,439)	(361,439)	—	—
Real Estate Investment Trusts	(2,721,950)	(2,721,950)	—	—
Telecommunication Services	(74,705)	(74,705)	—	—
Utilities	(4,084)	—	—	(4,084)
Exchange Traded Funds Sold Short	(9,495,104)	(9,495,104)	—	—
Liability Derivatives
Equity Contracts	(77,808)	(68,383)	—	(9,425)
Total Liabilities	$(17,673,727)	$(17,660,218)	$—	$(13,509)

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

	TOTAL INVESTMENTS	CONSUMER DISCRETIONARY	MATERIALS	UTILITIES	WRITTEN OPTIONS
Balance as of August 31, 2011	$(18,465)	$(7,588)	$(1,712)	$ —	$(9,165)
Accrued discounts/premiums	—	—	—	—	—
Net realized gain/(loss)	—	—	—	—	—
Change in unrealized appreciation/ (depreciation)	9,300	7,588	1,712	—	—
Purchases*	—	—	—	—	—
Sales	—	—	—	—	—
Transfer in	(4,344)	—	—	(4,084)	(260)
Transfer out	—	—	—	—	—

Balance as of November 30, 2011	$(13,509)	$ —	$ —	$(4,084)	$(9,425)

16

S1 FUND

NOTES TO PORTOFLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED) (CONTINUED)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund has adopted Disclosures about Derivative Instruments and Hedging Activities.

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of November 30, 2011:

ASSET DERIVATIVE INVESTMENTS VALUE
TOTAL VALUE AT 11/30/11	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	CREDIT CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS
$140,904	$137,504	$—	$—	$2,200	$1,200

LIABILITY DERIVATIVE INVESTMENTS VALUE
TOTAL VALUE AT 11/30/11	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	CREDIT CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS
$(77,808)	$(77,808)	$—	$—	$—	$—

For the period ended November 30, 2011, the Fund’s average volume of derivative is as follows:

PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
$155,953	$107,315

17

S1 FUND

NOTES TO PORTOFLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED) (CONTINUED)

PURCHASED OPTIONS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against changes in interest rates and changes in the values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

OPTIONS WRITTEN — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are recorded as liabilities to the extent of premiums received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.

The Fund had transactions in options written during the period ended November 30, 2011 as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at August 31, 2011	1,408	$218,398
Options written	2,954	343,498
Options closed	(2,658)	(335,118)
Options expired	(745)	(65,860)

Options exercised	(67)	(2,763)

Options outstanding at November 30, 2011	892	$158,155

18

S1 FUND

NOTES TO PORTOFLIO OF INVESTMENTS

NOVEMBER 30, 2011

(UNAUDITED) (CONCLUDED)

SHORT SALES — When the investment adviser or a sub-adviser believes that a security is overvalued, the Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. As of November 30, 2011, the Fund had securities sold short valued at $17,595,919 for which securities of $19,400,734 and cash deposits of $18,620,121 were pledged as collateral.

For more information with regard to accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

19

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace & Defense — 2.3%
AAR Corp.	24,380	$445,179
BE Aerospace, Inc. *	5,155	200,787
Triumph Group, Inc.	14,350	853,682

		1,499,648

Apparel — 1.6%
Barry (R.G.) Corp.	79,834	1,037,842

Auto Manufacturers — 1.1%
Navistar International Corp. *	18,820	700,669

Banks — 19.1%
Citizens Republic Bancorp, Inc. *	242,001	2,619,661
First Bancorp * ^^	467,324	1,492,726
First Horizon National Corp.	328,305	2,527,948
Hanmi Financial Corp. *	711,470	622,821
MainSource Financial Group, Inc.	159,736	1,322,614
Regions Financial Corp.	860,445	3,536,429
Southwest Bancorp, Inc. *	59,200	291,856
Yadkin Valley Financial Corp. ^^	101,010	166,667

		12,580,722

Building Materials — 0.2%
Builders FirstSource, Inc. *	94,744	146,853

Chemicals — 2.6%
A. Schulman, Inc.	49,741	1,028,146
Ferro Corp. *	32,410	188,302
Spartech Corp. *	106,375	453,158

		1,669,606

Coal — 13.5%
Arch Coal, Inc.	214,795	3,520,490
Cloud Peak Energy, Inc. *	251,460	5,373,700

		8,894,190

Commercial Services — 6.7%
Aegean Marine Petroleum Network, Inc.	102,610	462,771
Hudson Highland Group, Inc. *	493,515	2,329,391
Insperity, Inc.	25,521	632,666
Monster Worldwide, Inc. *	88,997	650,568
PHH Corp. *	20,800	319,488

		4,394,884

Computers — 3.4%
Insight Enterprises, Inc. *	42,175	617,442
Xyratex Ltd.	119,567	1,621,329

		2,238,771

	Shares	Value
Electric — 0.5%
GenOn Energy, Inc. *	129,421	$352,025

Electronics — 1.1%
Pulse Electronics, Inc.	238,161	721,628

Food — 0.6%
Sanderson Farms, Inc. (a)	7,660	394,260

Healthcare - Products — 0.6%
Orthofix International N.V. *	12,075	413,810

Healthcare - Services — 2.8%
Emeritus Corp. (a) *	94,086	1,495,967
Five Star Quality Care, Inc. *	138,275	355,367

		1,851,334

Home Builders — 8.8%
KB Home (a)	234,435	1,723,097
Meritage Homes Corp. *	185,060	4,038,009

		5,761,106

Industrial — 3.5%
FreightCar America, Inc. *	102,317	2,325,665

Insurance — 3.2%
Assured Guaranty Ltd.	41,990	407,303
Axis Capital Holdings Ltd.	53,810	1,718,153

		2,125,456

Internet — 2.1%
ICG Group, Inc. *	58,151	500,680
ModusLink Global Solutions, Inc.	207,560	902,886

		1,403,566

Machinery - Diversified — 1.1%
Flow International Corp. *	83,927	219,889
Terex Corp. * (a)	34,245	528,400

		748,289

Metals Fabricating — 0.2%
RTI International Metals, Inc. *	4,649	126,918

Office Products — 1.0%
OfficeMax, Inc. *	143,269	666,201

Oil & Gas — 2.0%
Penn Virginia Corp. (a)	131,825	698,672
Willbros Group, Inc *	161,092	623,426

		1,322,098

Real Estate — 2.4%
Forestar Group, Inc. *	67,568	1,027,034
Thomas Properties Group, Inc.	173,635	515,696

		1,542,730

The accompanying notes are an integral part of the portfolio of investments. 1

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Continued)

November 30, 2011

(Unaudited)

	Shares	Value
Real Estate Investment Trusts — 4.3%
FelCor Lodging Trust, Inc. *	359,755	$946,156
NorthStar Realty Finance Corp. (a)	167,470	735,193
Redwood Trust, Inc.	54,665	564,689
Strategic Hotels & Resorts, Inc. *	113,760	571,075

		2,817,113

Retail — 2.6%
Brown Shoe Co., Inc. (a)	84,025	704,970
Coldwater Creek, Inc. *	9,328	8,055
MarineMax, Inc. *	151,721	966,463

		1,679,488

Savings & Loans — 3.9%
First Financial Holdings, Inc.	137,665	1,124,723
Flagstar Bancorp, Inc. *	2,767,054	1,438,868

		2,563,591

Semiconductors — 4.1%
Alliance Semiconductor Corp. *	389,300	58,395
ATMI , Inc. *	56,559	1,170,771
Axcelis Technologies, Inc. *	261,198	331,721
Magnachip Semiconductor Corp. *	83,970	672,600
MEMC Electronic Materials, Inc. *	107,940	450,110

		2,683,597

Software — 1.6%
Take-Two Interactive Software, Inc. *	75,205	1,049,110

Telecommunications — 1.1%
Aviat Networks, Inc. *	408,922	719,703

TOTAL COMMON STOCKS (Cost $63,158,032)		64,430,873

EXCHANGE TRADED FUND — 0.8%
Finance — 0.8%
iShares Russell 2000 Value Index Fund	7,976	519,636

TOTAL EXCHANGE TRADED FUND (Cost $471,065)		519,636

SECURITIES LENDING COLLATERAL — 7.3%
BlackRock Liquidity Fund	4,786,450	4,786,450

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,786,450)		4,786,450

	Par (000)	Value
CORPORATE BONDS — 1.2%
LandAmerica Financial Group, Inc. CONV ‡ 3.25%, 05/15/34	$120	$9,624

	Par (000)	Value
CORPORATE BONDS — (Continued)
Northstar Realty Finance Corp. ^ CONV 7.50%, 03/15/31	$358	$319,515
RAIT Financial Trust CONV 7.00%, 04/01/31	598	476,158

TOTAL CORPORATE BONDS (Cost $956,239)		805,297

TOTAL INVESTMENTS — 107.3% (Cost $69,371,786)**		70,542,256

LIABILITIES IN EXCESS OF OTHER ASSETS — (7.3)%		(4,772,504)

NET ASSETS — 100.0%		$65,769,752

*	Non-income producing.
(a)	All or a portion of the security is on loan. At November 30, 2011, the market value of securities on loan was $4,613,652.
‡	Holding in default resolution. Value has been determined in good faith by or under the direction of the RBB Fund, Inc’s Board of Directors to be the estimated value of the future payouts under the default resolution. As of November 30, 2011, this holding amounted to $9,624 or 0.0% of net assets and is deemed illiquid by the portfolio manager pursuant to the Fund’s policies and procedures.
^	Security was purchased pursuant to Rule 144A under Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of November 30, 2011, this security amounted to $319,515 or 0.5% of net assets.
^^	Private Investment in Public Equity (PIPE) Restricted from resale until public registrant is deemed illiquid.
CONV	Convertible
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregate cost	$69,371,786

Gross unrealized appreciation	10,754,888
Gross unrealized depreciation	(9,584,418)

Net unrealized appreciation	$1,170,470

The accompanying notes are an integral part of the portfolio of investments.

2

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio of Investments

November 30, 2011

(Unaudited)

	Shares	Value
COMMON STOCKS — 98.2%
Aerospace & Defense — 2.4%
Boeing Co. (The)	21,330	$1,465,158

Automobile Manufacturers — 2.9%
Navistar International Corp. *	47,381	1,763,995

Automobile Parts & Equipment — 2.5%
Magna International, Inc. (a)	42,460	1,509,453

Banks — 20.2%
Huntington Bancshares, Inc.	132,485	695,546
JPMorgan Chase & Co.	79,990	2,477,290
PNC Financial Services Group, Inc.	30,958	1,678,233
Regions Financial Corp.	302,050	1,241,425
SunTrust Banks, Inc.	165,155	2,994,260
Wells Fargo & Co.	122,960	3,179,746

		12,266,500

Coal — 15.1%
Arch Coal, Inc.	198,245	3,249,236
Consol Energy, Inc.	67,195	2,798,000
Peabody Energy Corp.	78,720	3,088,186

		9,135,422

Commercial Services — 1.7%
Aegean Marine Petroleum Network, Inc.	85,232	384,396
Monster Worldwide, Inc. *	89,125	651,504

		1,035,900

Computers — 2.9%
Dell, Inc. *	109,783	1,730,180
Western Digital Corp. *	110	3,198

		1,733,378

Electric — 4.0%
FirstEnergy Corp.	24,436	1,086,669
GenOn Energy, Inc. *	494,544	1,345,160

		2,431,829

Electronics — 1.9%
Avnet, Inc. *	38,550	1,148,404

Health Care - Services — 2.8%
Brookdale Senior Living, Inc. *	107,265	1,667,971

Home Builders — 8.6%
KB Home (a)	84,180	618,723
NVR, Inc. (a)*	4,039	2,705,524
Toll Brothers, Inc. *	91,495	1,858,263

		5,182,510

Insurance — 10.5%
ACE Ltd.	35,840	2,491,955
Allstate Corp., (The)	49,445	1,324,632

	Shares	Value
Insurance — (Continued)
Assured Guaranty Ltd.	94,736	$918,939
RenaissanceRe Holdings, Ltd.	21,265	1,561,702
Willis Group Holdings PLC	1,845	65,055

		6,362,283

Leisure Time — 2.4%
Carnival Corp.	43,075	1,430,090

Life & Health Insurance — 0.7%
Lincoln National Corp.	22,565	455,362

Lodging — 0.9%
Orient-Express Hotels, Ltd., Class A *	76,010	546,512

Oil & Gas — 6.8%
BP PLC, SP ADR	35,220	1,533,831
Chesapeake Energy Corp.	36,306	919,994
EQT Corp.	13,181	817,354
Valero Energy Corp.	38,035	847,039

		4,118,218

Real Estate Investment Trusts — 2.2%
Sunstone Hotel Investors, Inc. *	172,875	1,317,308

Retail — 1.6%
J.C. Penney Co., Inc.	29,636	949,537

Semiconductors — 1.1%
MEMC Electronic Materials, Inc. *	162,990	679,668

Telecommunications — 7.0%
Cisco Systems, Inc.	225,350	4,200,524
Sprint Nextel Corp. *	26,165	70,645

		4,271,169

TOTAL COMMON STOCKS (Cost $57,362,396)		59,470,667

EXCHANGE TRADED FUND — 0.5%
Finance — 0.5%
iShares Russell 1000 Value Index Fund	5,115	320,659

TOTAL EXCHANGE TRADED FUND (Cost $285,477)		320,659

The accompanying notes are an integral part of the portfolio of investments. 3

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio of Investments (Concluded)

November 30, 2011

(Unaudited)

	Shares	Value
SECURITIES LENDING COLLATERAL — 3.2%
BlackRock Liquidity Fund	1,917,071	$1,917,071

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,917,071)		1,917,071

TOAL INVESTMENTS — 101.9% (Cost $59,564,944)**		61,708,397

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.9)%		(1,140,088)

NET ASSETS — 100.0%		$60,568,309

*	Non-income producing.
(a)	All or a portion of the security is on loan. At November 30, 2011, market value of securities on loan was $1,875,736.
SP ADR	Sponsored American Depositary Receipt
PLC	Public Liability Company
**	The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregate cost	$59,564,944

Gross unrealized appreciation	9,337,749
Gross unrealized depreciation	(7,194,296)

Net unrealized appreciation	$2,143,453

The accompanying notes are an integral part of the portfolio of investments.

4

THE SCHNEIDER FUNDS

Notes to Portfolio of Investments

November 30, 2011

(Unaudited)

PORTFOLIO VALUATION —The Schneider Small Cap Value Fund (the “Small Cap Value Fund”) and the Schneider Value Fund (the “Value Fund”) (each a “Fund,” collectively the “Funds”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by The RBB Fund, Inc.’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurement. The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities;
•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3	—	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following summary of the inputs used, as of November 30, 2011, in valuing the Funds’ investments carried at fair value:

Schneider Small Cap Value Fund

	Total Value as of November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks *	$64,430,873	$64,430,873	$—	$—
Corporate Bonds	805,297	—	795,673	9,624
Exchange Traded Fund	519,636	519,636	—	—
Securities Lending Collateral	4,786,450	—	4,786,450	—

Total	$70,542,256	$64,950,509	$5,582,123	$9,624

*Please refer to the Portfolio of Investments for industry and security type breakouts.

5

THE SCHNEIDER FUNDS

Notes to Portfolio of Investments

November 30, 2011

(Unaudited)

Schneider Value Fund

	Total Value as of November 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$59,470,667	$59,470,667	$—	$—
Exchange Traded Fund	320,659	320,659	—	—
Securities Lending Collateral	1,917,071	—	1,917,071	—

Total	$61,708,397	$59,791,326	$1,917,071	$—

*Please refer to the Portfolio of Investments for industry and security type breakouts.

The following is a reconciliation of the Funds’ Level 3 investments for which significant unobservable inputs were used to determine fair value.

Schneider Small Cap Value Fund

	Total Investments	Common Stock	Preferred Stock	Corporate Bonds
Balance as of August 31, 2011	$9,624	$—	$—	$9,624
Accrued discounts/premiums	—	—	—	—
realized gain/(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into Level 3*	—	—	—	—

Transfers out of Level 3*	—	—	—	—

Balance as of November 30, 2011	$9,624	$—	$—	$9,624

*Transfers in and out of the levels are recognized at the value at the beginning of the period.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended November 30, 2011, there were no transfers between levels 1 and 2 for the Small Cap Value Fund. There were no transfers between levels 1, 2 and 3 for the Value Fund.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

6

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date 1-30-12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date 1-30-12

By (Signature and Title)*	/s/ Joel Weiss
Joel Weiss, Treasurer
(principal financial officer)

Date 1-30-12

*	Print the name and title of each signing officer under his or her signature.